UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:      6/30/09

ITEM 1.      REPORTS TO STOCKHOLDERS.

June 30, 2009

Lazard Funds Semi-Annual Report

Lazard Funds

U.S. Equity	International Equity	Emerging Markets
Lazard U.S. Equity Value Portfolio	Lazard International Equity Portfolio	Lazard Emerging Markets Equity Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard International Equity Select Portfolio	Lazard Developing Markets Equity Portfolio
Lazard U.S. Mid Cap Equity Portfolio	Lazard International Strategic Equity Portfolio
Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Small Cap Equity Portfolio	Fixed Income
Lazard U.S. High Yield Portfolio

Capital Allocator
Lazard Capital Allocator Opportunistic
Strategies Portfolio

The Lazard Funds, Inc. Table of Contents

2	Investment Overviews
12	Performance Overviews
24	Information About Your Portfolio’s Expenses
27	Portfolio Holdings Presented by Sector
28	Portfolio Holdings Presented by Credit Rating
29	Portfolios of Investments
29	Lazard U.S. Equity Value Portfolio
31	Lazard U.S. Strategic Equity Portfolio
33	Lazard U.S. Mid Cap Equity Portfolio
35	Lazard U.S. Small-Mid Cap Equity Portfolio
37	Lazard International Equity Portfolio
39	Lazard International Equity Select Portfolio
41	Lazard International Strategic Equity Portfolio
43	Lazard International Small Cap Equity Portfolio
45	Lazard Emerging Markets Equity Portfolio
47	Lazard Developing Markets Equity Portfolio
49	Lazard U.S. High Yield Portfolio
54	Lazard Capital Allocator Opportunistic Strategies Portfolio
56	Notes to Portfolios of Investments
58	Statements of Assets and Liabilities
62	Statements of Operations
66	Statements of Changes in Net Assets
72	Financial Highlights
84	Notes to Financial Statements
94	Board of Directors and Officers Information
96	Other Information

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain the prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

Semi-Annual Report 1

The Lazard Funds, Inc. Investment Overviews

U.S. Equities: Navigating Normalization
Equity markets ended the first half of 2009 in positive territory despite the constant flow of poor economic data earlier in the period, including rising unemployment figures and worse-than-expected GDP numbers, which called for concerted efforts to forestall further deterioration of the global economy. The United States joined the Bank of England and the Bank of Japan by initiating aggressive monetary measures in the form of quantitative easing. This move by the U.S. Federal Reserve brought an immediate effect, as long-dated Treasury yields fell, market sentiment improved, and the prospects for economic recovery looked better. These factors led to a strong rebound in March due to a growing sense of optimism, as reports showed signs of stabilization in economic activity after the sharp decline following the collapse of Lehman Brothers. Stocks continued the strong rebound through April and May amid continuing signs of stabilization in the economy, but declined slightly in June, as earlier optimism was tempered by concerns over the shape of the projected recovery. Market sentiment improved following the results of bank stress tests in May, which eased the fear of further systemic risk in the financials sector. Some leading economic indicators, such as manufacturing, durable goods orders, and housing starts, improved. However, not all the economic data was positive, as unemployment rose further and consumer confidence dipped. Aggressive spending programs by the U.S. government fueled concerns over the potential for higher inflation, which increased volatility in long-dated bond yields.

While more defensive sectors outperformed during the market downturn, many of the best-performing sectors in the latter portion of the period were those that had been the hardest hit prior to the mid-March rally. The financial sector ended the period down, despite a steep rally in the sector due to improving expectations and continued stabilization in the credit markets. A sharp rebound in some cyclical sectors such as information technology and consumer discretionary was enough to wipe out earlier losses as the economic outlook improved. The materials sector also witnessed strong gains overall due to increased demand from emerging markets, which displayed resilience amid the global recession. Meanwhile, defensive sectors such as health care, telecom services, consumer staples, and utilities, outperformed during the downturn, but lagged as the market rallied, and ended the period roughly in line with the broader market.

International Equities: Tempered Optimism
International equity markets fell sharply in January and February before staging a strong recovery in March, April, and May, amid signs that the global economy was not as weak as had been expected. In June, caution returned, and, just as was witnessed in the U.S., earlier optimism was tempered by concerns over the shape of the projected recovery. The rally was based on the hope that government intervention, through deficit spending, interest rate reductions, quantitative easing, and various asset protection plans, would lessen the effects of deflation and recession, and provide a market for the illiquid assets on banks’ balance sheets. European market sentiment improved following the results of the U.K. bank stress tests, which eased the fear of further systemic risk in the financials sector. However, the government spending programs increased concerns regarding the potential for higher inflation, which led to more volatility in long-dated bond yields. The downgrade of the U.K.’s economic outlook by Standard & Poor’s was distressing, especially for economies with mounting budget deficits and public debts.

2 Semi-Annual Report

Asian stocks outperformed the rest of the world during the period due primarily to strong growth prospects for China and India. Emerging markets, seen as less affected by the recession than their developed-market peers, rose sharply during the period. Japanese stocks also performed well since the market trough in March, as the export-oriented country benefited from expectations of a global recovery. During the period, the best-performing sector, materials, witnessed strong gains due to increased demand from emerging markets, which displayed resilience amid the global recession. From the market bottom in March, financials benefited from improving expectations and from continued stabilization in the credit markets, which assuaged earlier fears. Traditionally defensive sectors such as health care and telecom services lagged, as investors rotated into more cyclical exposures on the back of recovery expectations.

Emerging Markets Equities: Dramatic Rebound
For most of the first quarter, shares in the developing world experienced considerable weakness caused by pessimistic sentiment over the outlook for global financial institutions. This weakness was followed by a significant rebound from March through May, which was followed by a respite in June. Shares rose due to value hunting by investors, who were following some signs of improvement in the credit markets. The Morgan Stanley Capital International (MSCI®) Emerging Markets Index (the EM Index) gained 36.0% in the six-month period ended June 30, 2009, with stocks in Latin America performing considerably better than the EM Index, while stocks in Eastern Europe, the Middle East, and Africa underperformed. While commodity prices remained range-constrained earlier in the year, there was strong price action later in the period and crude oil prices reached more than $70 per barrel by the end of June.

Boosted by improving markets and higher commodity prices, Brazilian and Chilean equities led Latin American stock markets during the six-month period. Argentinean stocks were buffeted by elections, which removed significant power from the current president, Cristina Kirchner, and her husband and predecessor, Nestor Kirchner. Regardless of a generally buoyant economy and commodity prices, Peruvian equities lagged other markets after performing strongly earlier in the year. Declines were witnessed in Mexico, which suffered from a weakening economy, a flu epidemic, and drug-related violence.

Aided by an extremely positive reaction following the re-election of the Congress Party, India was the best-performing major Asian market. Indonesian equities performed well, helped by a relatively strong economy. Thai shares also recovered impressively as political tensions eased. Chinese stocks effectively performed in line with the global emerging markets, helped by strong investor flows in June. Equities in Pakistan outperformed following a weak period in late 2008 after the removal of trading restrictions. Malaysian and South Korean shares underperformed.

Helped by higher energy prices and lower risk aversion, Russian equities experienced dramatic increases in the second quarter, followed by a period of significant profit-taking in June. Greater risk aversion pressured Egyptian shares. Central European countries, such as the Czech Republic, Poland, and Hungary, were also significant under-performers—investors’ concerns over the precarious Ukrainian economy and the possible withdrawal of Western capital have been well publicized.

By sector, consumer discretionary, energy, materials, and information technology outperformed the EM Index over the period, while telecom services, health care, and consumer staples lagged.

Semi-Annual Report 3

High Yield Fixed Income: Modest Demand Returns
While it appears to us that the United States has successfully avoided a depression and is currently experiencing a recession, we are not convinced that the banking system is thoroughly back on its feet—willing and able to make competitive loans bearing risk. This remains a major risk factor for the overall high-yield market. During this six-month period, the high-yield market continued to experience a hefty technical rally, particularly in April, when securities of lower-tier credits were materially re-priced. Recall, as the capital markets thawed from the systemic freeze of last fall, the largest and best-quality high-yield securities began to trade and prices to recover. By the second quarter, this process had worked its way down the credit spectrum, culminating in a massive rally of CCC-rated securities. The rally was bolstered by new demand from retail buyers who were enthralled with the high average yields reported in the press. Initially, new mutual fund inflows coupled with no new-issue supply in the pipeline helped push pricing higher. High-yield companies immediately tested the market for new issuance and discounted their new bonds to gain access to cash. Interestingly, most of the funds raised went to pay down bank lines, particularly where covenant issues were expected to occur. Thus, recent events appear to have reduced the pressure on many high-yield companies, but not necessarily returned them to health.

Lazard U.S. Equity Value Portfolio
For the six months ended June 30, 2009, the Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 2.43%, while Open Shares posted a total return of 2.41%, as compared with the (2.87)% return for the Russell 1000® Value Index.

During the period, the Portfolio benefited from stock selection in the industrials sector,

as holdings such as Goodrich and Deere & Co. performed well. Goodrich reported better-than-expected earnings results for the most recent quarter. Despite lower revenues during the difficult economic environment, margins were roughly flat because of impressive cost controls. We sold our position in Deere & Co. during the period. Stock selection in the energy sector also contributed to performance, as holdings such as Newfield Exploration and Anadarko Petroleum added to returns. Shares of New-field Exploration rose sharply after the company reported better-than-expected earnings results, and Anadarko performed well due to investor excitement following a successful discovery in one of its wells with potentially large reserves. The Portfolio’s overweight position in the information technology sector contributed to performance as well, as it was the best-performing sector for the six-month period.

Conversely, an underweight position in the consumer discretionary sector detracted from returns. Stock selection in the telecom services sector also hurt performance, as holdings such as AT&T and Verizon Communications underperformed.

Lazard U.S. Strategic Equity Portfolio
For the six months ended June 30, 2009, the Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 5.11%, while Open Shares posted a total return of 4.94%, as compared with the 3.16% return for the S&P 500® Index.

During the period, the Portfolio benefited from stock selection in the materials sector, as positions in Freeport-McMoRan Copper & Gold and Air Products & Chemicals performed well amid the difficult market environment. Freeport-McMoRan rose as copper prices rebounded from multiyear lows. The company also reported better-than-expected earnings as a result of

4 Semi-Annual Report

management’s cost-cutting efforts. We subsequently sold the position during the period as it reached our valuation target. Air Products & Chemicals also reported better-than-expected earnings results, driven by strong pricing and cost-cutting efforts. Performance for the period was also positively impacted by a slightly overweight position in the financials sector, which rebounded sharply from lows achieved in March. However, stock selection in the sector diminished some of this benefit, as insurance holdings Allstate, Travelers, Marsh & McLennan, and PartnerRe lagged. We subsequently sold our positions in Allstate and Marsh & McLennan during the period. Less exposure to some of the diversified financial companies that rebounded sharply also detracted from performance. During the period, stock selection in the health care sector benefited returns, as shares of Wyeth rose sharply as a result of a takeover offer from Pfizer. We view this merger positively due to the potential for significant cost savings and robust cash flow generation of the combined companies.

On the negative side, stock selection in the information technology sector detracted from performance. While the majority of our technology holdings outperformed the overall market and the sector was the best-performing group during the first half of 2009, a lack of exposure to certain technology hardware stocks that rebounded strongly during the period detracted from performance.

Lazard U.S. Mid Cap Equity Portfolio
 For the six months ended June 30, 2009, the Lazard U.S. Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 9.87%, while Open Shares posted a total return of 9.73%, as compared with the 9.96% return for the Russell Midcap® Index.

During the period, stock selection and an underweight position in the financials sector contributed to performance. Waddell & Reed Financial added to returns, as the asset manager performed well compared to its peers due to solid performance results across its key products and a strong distribution network. Additionally, the company’s earnings results for the first quarter of 2009 were better than expected. The Portfolio also benefited from an opportunistic purchase of PNC Financial Services Group after the stock declined sharply in the beginning of the year. Shares of PNC performed strongly from March lows following a better-than-expected earnings report for the company’s first quarter of 2009. The stock continued to do well following completion of government stress tests, which eliminated some of the uncertainty surrounding banks. We subsequently sold the position during the period as it reached our valuation target. Stock selection in the consumer discretionary sector benefited performance, as holdings such as Darden Restaurants, J.C. Penney, and Starbucks outperformed. Darden was the largest contributor in the group as a result of two consecutive quarters of better-than-expected earnings results. Sales for the company consistently outperformed its industry peers due to strong performance at its three major restaurants (Olive Garden, Red Lobster, and LongHorn Steakhouse) during the economic slowdown. The company’s earnings also benefited from margin expansion due to cost controls and lower food commodity costs. We subsequently sold the position during the period as the stock reached our valuation target. The Portfolio also benefited from an underweight position in utilities, as the historically more defensive sector lagged during the period.

Conversely, stock selection in the industrials sector detracted from performance, as a position in Covanta, a company that converts waste into renewable energy, declined. The stock was under continued pressure as the price of natural gas, which is an alterna-

Semi-Annual Report  5

tive source for power generation, remained low. Stock selection in the energy sector also detracted from performance. Shares of Sunoco declined, as the company experienced weak refining margins and a decline in its coking business for steel production due to the sharp drop in the global economy. We subsequently sold the position.

Lazard U.S. Small-Mid Cap Equity Portfolio
For the six months ended June 30, 2009, the Lazard U.S. Small-Mid Cap Equity Portfolio’s Institutional Shares posted a total return of 17.65%, while Open Shares posted a total return of 17.56%, as compared with the 6.52% return for the Russell 2500® Index.

Stock selection in the financials, industrials, consumer discretionary, and information technology sectors were the main contributors to returns, while stock selection in the consumer staples sector detracted from performance over the period.

In the financials sector, we continued to selectively build positions and to seek to avoid financial firms with balance sheet risk. The bank segment was the largest relative contributor within the sector, as we focused on companies with healthy balance sheets and that we believed would be able to grow their businesses. Within the diversified financials segment, shares of Waddell & Reed Financial and Jefferies Group were up strongly as the businesses gained market share.

Outperformance within the industrials sector was led by holdings in the capital goods segment. Shares of Middleby, Orion Marine Group, Dycom Industries, Axsys Technologies, and Spirit AeroSystems were all up significantly over the period. We subsequently sold our positions in Orion Marine Group and Axsys Technologies during the period.

Stock selection in the consumer staples sector detracted from performance over the period. A position in American Italian Pasta hurt returns, despite overall solid first quarter earnings results. The company’s gross margins in the quarter were slightly weaker than expected, and investors worried over future pricing concessions, which weighed on the stock price. Molson Coors Brewing also detracted from performance during the first half.

Lazard International Equity Portfolio
For the six months ended June 30, 2009, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 3.90%, while Open Shares posted a total return of 3.77%, as compared with the 7.95% return for the MSCI Europe, Aus-tralasia and Far East® Index (the EAFE Index).

The Portfolio’s underweight exposure to the materials, financials, and consumer discretionary sectors detracted from performance. In spite of the opportunistic purchase of several financial stocks, the financials sector was a drag on performance, as companies that had been hurt over the past year rallied strongly due to recapitalization and an improvement in the credit markets. While positions in BNP Paribas, Banco Santander, and Mitsubishi Estate performed well, and our stock selection in the insurance segment was beneficial, it was not enough to compensate for our underweight position in financial stocks, which rallied strongly.

On a positive note, the Portfolio benefited from stock selection in the information technology and consumer staples sectors. Shares of Anheuser-Busch InBev performed well, driven by continued execution of management’s ambitious debt and cost reduction plans. Within the information technology sector, shares of Ericsson were up due to confidence that the world’s largest wireless

6  Semi-Annual Report

network provider will continue to gain relative strength through this economic cycle.

Lazard International Equity Select Portfolio
For the six months ended June 30, 2009, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 2.19%, while Open Shares posted a total return of 2.03%, as compared with the 7.95% return of the EAFE Index.

High exposure to the traditionally defensive health care sector hurt the Portfolio’s returns, as did low exposure to the materials sector, as it was the best-performing sector over the period. Stock selection in, and a low exposure to, the consumer discretionary sector also hurt returns over the period. Shares of Esprit dragged on performance following rumors that a competitor was taking talent from the company, and due to concerns that arose following a competitor’s profit warning. Esprit remains a high conviction holding based on its competitive positioning, strong balance sheet, high financial productivity, and attractive valuation levels.

Positively, the Portfolio benefited from stock selection in the telecom services sector. A position in Singapore Telecommunications performed well based on continued profitability as its mobile and fixed businesses performed well, and margin expansion despite the GDP slowdown in its home market. Hoya also outperformed, as the market began to anticipate improving results from demand recovery and cost-cutting efforts. In the consumer staples sector, a position in Anheuser-Busch InBev also helped returns.

Lazard International Strategic Equity Portfolio
For the six months ended June 30, 2009, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 5.33%, while Open Shares posted a total return of 5.06%, as compared with the 7.95% return for the EAFE Index.

The largest drag on relative performance was the Portfolio’s positioning in companies perceived as defensive, such as the Japanese security company Secom and the French media company Vivendi, which fell over the period. The Portfolio had low exposure to areas viewed as highly exposed to the recovery in global industrial demand, such as mining stocks and capital goods companies, which rose strongly.

Holdings in emerging markets, including positions in Egyptian Company for Mobile Services (Mobinil), Chinese consumer products company Hengan International Group, and Indian mobile company Idea Cellular, positively impacted performance. These companies reported encouraging results in domestic economies that have survived the global downturn relatively well. Our investment in Olam International, a company that sources agricultural commodities, also performed well. We exited the position during the period to lock-in profits after the stock price appreciated considerably.

Lazard International Small Cap Equity Portfolio
For the six months ended June 30, 2009, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 16.46%, while Open Shares posted a total return of 16.18%, as compared with the 21.43% return for the MSCI EAFE Small Cap Index.

Stock selection lagged the benchmark in Europe, particularly in France and the United Kingdom, and also lagged in Asia (ex-Japan), but an underweight position and stock selection in Japan proved to be beneficial for the period. In terms of sectors, stock selection was strong in industrials, but

Semi-Annual Report  7

lagged in the consumer discretionary and information technology sectors.

Megane Top, a Japanese eyeglass and contact lens retailer, was a positive performer for the period. Strong same store sales during the extremely difficult economic environment were evidence of the success of the company’s one price, 25-minute turnaround business model.

Another top performer for the period was ODIM, a Norwegian provider of oil service technology. The company benefited from a rebound in oil prices, as well as corporate activity, which drove the share price up in June. In April of 2009, one of ODIM’s largest shareholders, Aker ASA, sold its stake to a related company, Aker Solutions. There was speculation at the time that the move was a precursor to selling the stake to a third party. In June, the speculation became reality when Rolls-Royce Group purchased the block of shares.

T. Hasegawa, one of Japan’s largest flavoring and fragrance producers, was an underper-former for the period. Domestic demand dropped sharply following a shift in consumption from flavored-ready-to-drink teas to mineral water. T. Hasegawa’s expansion into China also slowed with the post-Olympics drop in consumption, and was compounded with the global economic crisis.

Another underperformer was Gerresheimer, a specialty packaging manufacturer. While the majority of the company’s sales are health care-related, there is a portion that is derived from the cosmetics and food industries. Despite certain setbacks, we feel the company’s core business is healthy. The company did not participate in March’s risk-driven rally given the defensive qualities of its business, but we felt that the current valuation offered substantial upside that is not dependent on an economic recovery.

Lazard Emerging Markets Equity Portfolio
For the six months ended June 30, 2009, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 31.16%, while Open Shares posted a total return of 30.86%, as compared with the 36.01% return for the EM Index.

For the period, a position in Mobile TeleSystems, a Russian telecommunications services company, helped performance due to stabilization of the ruble and investors’ focus on the company’s cash flow generation. Shares of Oriflame Cosmetics, a cosmetics producer in Central and Eastern Europe, were up as the company announced strong earnings results that beat bearish expectations for the cosmetics industry. Advanced Semiconductor Engineering, a Taiwanese integrated circuit manufacturer, also helped performance, as its shares rose on signs of robust free cash flow. Stock selection in the telecom services sector, as well as within Argentina and Taiwan helped performance.

Conversely, shares of Satyam Computer Services, an Indian software company, hurt returns over the period, as shares were weak due to investor concerns over an alleged fraud. We sold the position in Satyam Computer Services during the first quarter of 2009. Shares of Turkcell Iletisim Hizmetleri, a Turkish telecommunications services company, also fell over concerns that the weak macroeconomic conditions in Turkey and a weak currency would negatively affect margins. A position in OTP Bank, a Hungarian banking company, suffered from investor concerns over systemic risk in Eastern Europe. We subsequently sold the position in OTP Bank during the period. Stock selection in the information technology and consumer discretionary sectors, as well as within India and Brazil hurt performance over the period. An underweight exposure to the energy sec-

8  Semi-Annual Report

tor, and overweight exposures to the telecom services sector, Argentina, and Mexico also detracted from performance.

Lazard Developing Markets Equity Portfolio
For the six months ended June 30, 2009, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 49.69%, while Open Shares posted a total return of 49.69%, as compared with the 36.01% return for the EM Index.

Stock selection in the energy sector helped returns over the period, as shares of Eurasia Drilling, a Russian energy service company, performed well due to a relatively high volume of meters drilled, and the continuation of a share buyback program. Stock selection in the industrials sector also helped performance. A position in China State Construction International, a Chinese construction services firm, rallied as details of the company’s Chinese joint venture emerged. Stock selection in the consumer staples sector also helped over the period, as a position in Samsung Engineering, a Korean construction services company, was up on news that most of the company’s Saudi Arabian orders would not be not cancelled or delayed. The Portfolio’s overweight position and stock selection in Russia added to returns, as did stock selection in China and Mexico.

Conversely, stock selection in the health care sector hurt returns over the six-month period. A position in China Medical Technologies lagged, as investors focused on the company’s increased competition. We subsequently sold our position in China Medical Technologies during the period. The Portfolio’s underweight position and stock selection in India hurt performance as well, as India was the best-performing major Asian market due to an extremely positive reaction following the re-election of the Congress Party. An underweight position in the information technology sector, as well as stock selection in Brazil also detracted from performance.

Lazard U.S. High Yield Portfolio
For the six months ended June 30, 2009, the Lazard U.S. High Yield Portfolio’s Institutional Shares posted a total return of 18.61%, while Open Shares posted a total return of 18.36%, as compared with the 29.37% return for the Merrill Lynch High Yield Master II® Index (the High Yield Index).

Over the first six months of 2009, the high yield market posted strong absolute returns as securities were bid up on strong demand. However, as the technical rebound in high yield spread to the lowest-rated securities, the Portfolio materially lagged the Index.

The Portfolio’s higher-quality focus detracted from performance over the period, as higher-risk securities were marked up the most. CCC securities posted an approximately 40% return this half, as compared to the approximately 25% return of BB securities. As of June 30, 2009, about 65% of the Portfolio was rated BB by Standard & Poor’s. Performance was helped by overweight positions in the services and metal/mining sectors, and by underweight positions in electric utilities. Performance was hurt by holding virtually no exposure to the banking and finance sectors, which represented about 10% of the High Yield Index and returned over 40%. We avoided these sectors, as we believe they are opaque and not fundamentally driven due to government intervention. Additionally, the Portfolio was materially underweight in the automotive sector given the poor fundamentals and government intervention.

Lazard Capital Allocator Opportunistic Strategies Portfolio
For the six months ended June 30, 2009, the Lazard Capital Allocator Opportunistic Strategies (LCAOS) Portfolio’s Institutional

Semi-Annual Report  9

Shares posted a total return of 8.42%, while Open Shares posted a total return of 8.28%. The benchmark returns for the six months ended June 30, 2009 were 6.44% for the Global Market Exposure Index,* and 6.35% for the MSCI World® Index.

The Portfolio’s excess return was driven predominantly by exposures in Thematic investments, Contrarian investments, and Discounted Assets. Diversifying Assets were a detractor from performance and lagged as markets rose.

The Portfolio’s Thematic strategy seeks to identify cyclical and secular themes where we believe a gap may exist between expected and potential growth, thereby creating an opportunity to add excess return. Thematic investments accounted for approximately 26% of the overall Portfolio. Within our Thematic investments, reflation was one of the most significant investment ideas, captured through investments in emerging markets, energy, and agriculture. Brazil and Asia (ex-Japan) represented approximately 25% of the thematic investment pool, and both added significantly to returns. Energy investments contributed as well, though positions under the U.S. natural gas category offset some of the gains. Agriculture holdings also continued to perform well.

The Portfolio’s Contrarian strategy makes investments that reflect out-of-favor or non-consensus views to potentially capture inflection points of attractively valued areas of the market. Contrarian investments represented approximately 20% of the overall Portfolio, and continued to perform well through the period. The steel and materials categories both performed well, as the worst-case scenario of a global depression never materialized. Offsetting some of the gains from these investments were positions in regional banks and other financials.

The Discounted Assets strategy seeks to recognize assets across global markets that are viewed favorably by the investment team, and can be purchased at a tangible discount to net asset value. While Discounted Assets were the best-performing segment for the period, it was the smallest allocation in the Portfolio at just over 5%. Outperformance in the category was largely driven by fixed-income closed-end fund investments. Strong performance in credit markets propelled these funds, and the returns in this space were considerable.

Last, the Diversifying Assets strategy invests in areas of the market that tend to be uncorrelated to the overall equity market, or possess attractive absolute return-oriented characteristics, particularly in fixed-income opportunities. Our investment in the Diversifying Assets category accounted for approximately 40% of the overall Portfolio. The largest allocation in this segment went towards risk reduction strategies. As we continued to believe that the recovery would be W-shaped along with the volatile markets, we implemented several trades to sell positions as they rose to rich valuations, and purchase positions as they became attractively valued. We have implemented this trade strategy across many of our key investments, which allowed us to exit several positions near their high points before the markets pulled back in June. As markets overall were positive during the time period, the Diversifying Assets category functioned as we expected, and was negative overall during the period. However, we do believe these strategies helped to better position the Portfolio going forward, and also helped to reduce some of the volatility.

10  Semi-Annual Report

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2009; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

*

The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR).

Semi-Annual Report  11

The Lazard Funds, Inc. Performance Overviews (unaudited)

Lazard U.S. Equity Value Portfolio

Comparison of Changes in
Value of $10,000 Investment
in the Institutional Shares of
Lazard U.S. Equity Value Portfolio
and Russell 1000® Value Index*

Average Annual Total Returns* Periods Ended June 30, 2009
	One Year	Since Inception	†

U.S. Equity Value Portfolio**
Institutional Shares	(24.73)%	(4.67)%
Open Shares	(24.87)%	(4.88)%
Russell 1000 Value Index	(29.03)%	(7.12)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

12  Semi-Annual Report

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended June 30, 2009
	One Year	Since Inception	†

U.S. Strategic Equity Portfolio**
Institutional Shares	(24.28)%	(3.81)%
Open Shares	(24.58)%	(4.08)%
S&P 500 Index	(26.21)%	(4.01)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

Semi-Annual Report  13

Lazard U.S. Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Mid Cap Equity Portfolio and Russell Midcap® Index*

Average Annual Total Returns* Periods Ended June 30, 2009
	One Year	Five Years	Ten Years

U.S. Mid Cap Equity Portfolio**
Institutional Shares	(25.55)%	(1.55)%	4.03%
Open Shares	(25.79)%	(1.83)%	3.72%
Russell Midcap Index	(30.36)%	(0.11)%	3.15%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Mid Cap Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

14  Semi-Annual Report

Lazard U.S. Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. Small-Mid Cap Equity Portfolio, Russell 2500® Index, Russell 2000/2500 Linked Index and Russell 2000® Index*

Average Annual Total Returns* Periods Ended June 30, 2009
	One Year	Five Years	Ten Years

U.S. Small-Mid Cap Equity Portfolio**
Institutional Shares	(15.28)%	(0.88)%	3.81%
Open Shares	(15.43)%	(1.19)%	3.55%
Russell 2500 Index	(26.72)%	(0.93)%	3.67%
Russell 2000/2500 Linked Index	(24.16)%	(1.48)%	2.49%
Russell 2000 Index	(25.01)%	(1.71)%	2.38%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index is comprised of the 2,500 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The Russell 2000/2500 Linked Index is an index created by the Portfolio’s Investment Manager, which links the performance of the Russell 2000 Index for all periods prior to August 25, 2008 and the Russell 2500 Index for all periods after August 24, 2008. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index. The indices are unmanaged, have no fees or costs and are not available for investment.

The Portfolio was previously known as Lazard Small Cap Portfolio (prior to May 1, 2008) and as Lazard U.S. Small Cap Equity Portfolio (between May 1, 2008 and August 24, 2008). As of August 25, 2008, the Portfolio changed its name to Lazard U.S. Small-Mid Cap Equity Portfolio and changed its investment strategy to invest in equity securities of small-mid cap U.S. companies.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  15

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns* Periods Ended June 30, 2009
	One Year	Five Years	Ten Years
International Equity Portfolio**
Institutional Shares	(25.46)%	2.40%	0.44%
Open Shares	(25.68)%	2.08%	0.16%
MSCI EAFE Index	(31.35)%	2.31%	1.16%

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

16  Semi-Annual Report

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns* Periods Ended June 30, 2009
	One Year	Five Years	Since Inception†
International Equity Select Portfolio**
Institutional Shares	(29.90)%	0.91%	1.06%
Open Shares	(30.14)%	0.60%	0.77%
MSCI EAFE Index	(31.35)%	2.31%	2.33%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

Semi-Annual Report  17

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

Average Annual Total Returns* Periods Ended June 30, 2009
	Institutional Shares		Open Shares
	One Year	Since Inception†	One Year	Since Inception†
International Strategic Equity Portfolio**	(27.98)%	(0.78)%	(28.26)%	(5.25)%
MSCI EAFE Index	(31.35)%	(2.24)%	(31.35)%	(6.05)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

18  Semi-Annual Report

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns* Periods Ended June 30, 2009
	One Year	Five Years	Ten Years
International Small Cap Equity Portfolio**
Institutional Shares	(35.90)%	(1.25)%	4.49%
Open Shares	(36.16)%	(1.56)%	4.10%
MSCI EAFE Small Cap Index	(28.13)%	2.61%	5.03%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard International Small Cap Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

Semi-Annual Report  19

Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and MSCI Emerging Markets Index*

Average Annual Total Returns*
Periods Ended June 30, 2009
	One Year	Five Years	Ten Years
Emerging Markets Equity Portfolio**

Institutional Shares	(25.76)%	17.26%	10.88%

Open Shares	(26.11)%	16.94%	10.57%

MSCI Emerging Markets Index	(28.07)%	14.72%	8.70%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard Emerging Markets Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

20 Semi-Annual Report

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and MSCI Emerging Markets Index*

Total Returns*
Period Ended June 30, 2009
Since Inception†
Developing Markets Equity Portfolio**

Institutional Shares	(2.01)%

Open Shares	(2.10)%

MSCI Emerging Markets Index	(1.53)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2008.

Semi-Annual Report 21

Lazard U.S. High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard U.S. High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2009
	One Year	Five Years	Ten Years
U.S. High Yield Portfolio**

Institutional Shares	(5.68)%	4.00%	1.62%

Open Shares	(5.88)%	3.71%	1.36%

Merrill Lynch High Yield Master II Index	(3.53)%	4.10%	4.44%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

Before May 1, 2008, the Portfolio was known as Lazard High Yield Portfolio.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

22 Semi-Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Capital Allocator Opportunistic Strategies Portfolio, MSCI World® Index and Global Market Exposure Index*

Average Annual Total Returns*
Periods Ended June 30, 2009
	Institutional Shares		Open Shares
	One Year	Since Inception†	One Year	Since Inception†

Capital Allocator Opportunistic Strategies Portfolio**	(19.69)%	(13.88)%	(19.92)%	(13.94)%

MSCI World Index	(29.50)%	(25.42)%	(29.50)%	(25.40)%

Global Market Exposure Index	(14.37)%	(12.28)%	(14.37)%	(12.38)%

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The Global Market Exposure Index is a blended index constructed by the Portfolio’s Investment Manager and is comprised of 36% Barclays Capital U.S. Aggregate Bond Index, 19.5% S&P 500 Index, 15% MSCI Europe Index, 9% MSCI Pacific Index, 6% MSCI Emerging Markets Index, 6% S&P MidCap 400 Index, 4.5% S&P SmallCap 600 Index, and 4% Three Month London Interbank Offered Rate (LIBOR). The indices are unmanaged, have no fees or costs and are not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was March 26, 2008 and for Open Shares was March 31, 2008.

Semi-Annual Report 23

The Lazard Funds, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example
As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2009 through June 30, 2009 and held for the entire period.

Actual Expenses
For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	1/1/09	6/30/09	1/1/09 - 6/30/09	1/1/09 - 6/30/09

U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$1,024.30	$5.02	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

Open Shares
Actual	$1,000.00	$1,024.10	$6.52	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,051.10	$5.34	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

Open Shares
Actual	$1,000.00	$1,049.40	$6.86	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.75	1.35%

U.S. Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,098.70	$4.94	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76	0.95%

Open Shares
Actual	$1,000.00	$1,097.30	$6.27	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.81	$6.04	1.21%

24 Semi-Annual Report

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	1/1/09	6/30/09	1/1/09 - 6/30/09	1/1/09 - 6/30/09

U.S. Small-Mid Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,176.50	$7.03	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.33	$6.52	1.30%

Open Shares
Actual	$1,000.00	$1,175.60	$8.72	1.62%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.78	$8.08	1.62%

International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,039.00	$5.24	1.04%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.19	1.04%

Open Shares
Actual	$1,000.00	$1,037.70	$6.76	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.16	$6.69	1.34%

International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,021.90	$5.77	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%

Open Shares
Actual	$1,000.00	$1,020.30	$7.26	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%

International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,053.30	$4.80	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$4.73	0.94%

Open Shares
Actual	$1,000.00	$1,050.60	$6.42	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.53	$6.32	1.26%

International Small Cap Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,164.60	$6.44	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%

Open Shares
Actual	$1,000.00	$1,161.80	$7.66	1.43%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.70	$7.15	1.43%

Emerging Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,311.60	$6.64	1.16%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$5.80	1.16%

Open Shares
Actual	$1,000.00	$1,308.60	$9.00	1.57%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.00	$7.86	1.57%

Semi-Annual Report 25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Annualized Expense Ratio During Period

	1/1/09	6/30/09	1/1/09 - 6/30/09	1/1/09 - 6/30/09

Developing Markets Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,496.90	$8.05	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%

Open Shares
Actual	$1,000.00	$1,496.90	$9.91	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%

U.S. High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,186.10	$2.98	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%

Open Shares
Actual	$1,000.00	$1,183.60	$4.60	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares
Actual	$1,000.00	$1,084.20	$5.27	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%

Open Shares
Actual	$1,000.00	$1,082.80	$6.82	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

26 Semi-Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by Sector June 30, 2009 (unaudited)

Sector*	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio

Consumer Discretionary	5.7%	9.3%	12.7%	16.0%	4.0%
Consumer Staples	9.0	12.9	9.0	6.8	13.8
Energy	17.1	12.7	7.9	6.0	11.5
Financials	21.3	11.4	12.6	14.4	23.8
Health Care	14.9	15.5	11.7	10.7	7.7
Industrials	7.2	11.6	14.0	18.5	12.3
Information Technology	6.5	18.1	14.5	16.7	8.7
Materials	4.8	3.8	8.7	6.2	1.9
Telecommunication Services	4.5	1.9	—	—	8.4
Utilities	4.5	1.4	4.1	2.1	4.9
Short-Term Investments	4.5	1.4	4.8	2.6	3.0

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio

Consumer Discretionary	2.7%	12.1%	14.5%	6.8%	9.7%
Consumer Staples	16.9	12.9	2.1	10.6	3.6
Energy	9.8	7.7	5.7	10.3	17.7
Financials	26.4	25.6	15.4	20.5	25.0
Health Care	11.7	5.9	13.0	7.3	12.8
Industrials	3.6	10.8	27.6	12.3	9.3
Information Technology	12.9	4.4	14.8	8.4	6.8
Materials	3.6	0.9	5.5	12.7	8.0
Telecommunication Services	9.2	9.2	1.3	1.5	2.0
Utilities	2.8	8.9	0.1	9.6	5.1
Short-Term Investments	0.4	1.6	—	—	—

Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Capital Allocator Opportunistic Strategies Portfolio

Consumer Discretionary	7.9%
Consumer Staples	9.4
Energy	6.7
Financials	5.5
Health Care	8.7
Industrials	14.0
Information Technology	15.8
Materials	19.8
Telecommunication Services	1.5
Utilities	3.6
Short-Term Investment	7.1

Total Investments	100.0%

*	Represents percentage of total investments.

Semi-Annual Report 27

The Lazard Funds, Inc. Portfolio Holdings Presented by Credit Rating June 30, 2009 (unaudited)

S&P Credit Rating*	Lazard U.S. High Yield Portfolio

BBB+	2.7%
BBB	5.0
BBB-	10.9
BB+	12.4
BB	17.0
BB-	15.6
B+	11.4
B	9.6
B-	4.9
CCC+	4.7
CCC	1.9
CCC-	2.1
CC	0.2
C	0.2
Short-Term Investment	1.4

Total Investments	100.0%

*	Represents percentage of total investments.

28 Semi-Annual Report

The Lazard Funds, Inc. Portfolios of Investments June 30, 2009 (unaudited)

Description	Shares	Value

Lazard U.S. Equity Value Portfolio

Common Stocks—98.8%

Aerospace & Defense—1.4%
Raytheon Co.	2,200	$97,746

Alcohol & Tobacco—3.0%
Altria Group, Inc.	5,100	83,589
Molson Coors Brewing Co., Class B	1,100	46,563
Reynolds American, Inc.	2,100	81,102

		211,254

Banking—12.5%
Bank of America Corp.	17,400	229,680
Bank of New York Mellon Corp.	4,474	131,133
JPMorgan Chase & Co.	8,776	299,349
PNC Financial Services Group, Inc.	1,000	38,810
Wells Fargo & Co.	8,130	197,234

		896,206

Cable Television—2.4%
Comcast Corp., Class A	7,130	100,533
Time Warner Cable, Inc.	2,328	73,728

		174,261

Chemicals—0.5%
Air Products & Chemicals, Inc.	550	35,525

Computer Software—2.9%
Microsoft Corp.	4,570	108,629
Oracle Corp.	2,650	56,763
Symantec Corp. (a)	2,750	42,790

		208,182

Construction & Engineering—0.7%
Foster Wheeler AG (a)	2,050	48,688

Consumer Products—2.2%
International Flavors & Fragrances, Inc.	1,000	32,720
The Procter & Gamble Co.	2,485	126,984

		159,704

Drugs—6.6%
Amgen, Inc. (a)	960	50,822
Merck & Co., Inc.	4,700	131,412
Pfizer, Inc.	15,894	238,410
Warner Chilcott, Ltd., Class A (a)	3,900	51,285

		471,929

Description	Shares	Value

Electric—4.7%
American Electric Power Co., Inc.	3,250	$93,893
CMS Energy Corp.	2,950	35,636
DPL, Inc.	1,900	44,023
Entergy Corp.	570	44,186
Exelon Corp.	1,010	51,722
PG&E Corp.	800	30,752
PPL Corp.	1,050	34,608

		334,820

Energy Exploration & Production—5.4%
Anadarko Petroleum Corp.	1,500	68,085
Apache Corp.	560	40,404
Devon Energy Corp.	1,355	73,848
EOG Resources, Inc.	650	44,148
Newfield Exploration Co. (a)	1,620	52,925
Occidental Petroleum Corp.	1,630	107,270

		386,680

Energy Integrated—11.1%
Chevron Corp.	2,461	163,041
ConocoPhillips	3,350	140,901
Exxon Mobil Corp.	5,756	402,402
Hess Corp.	600	32,250
Marathon Oil Corp.	1,970	59,356

		797,950

Energy Services—1.2%
Halliburton Co.	2,400	49,680
Weatherford International, Ltd. (a)	1,900	37,164

		86,844

Financial Services—3.7%
Ameriprise Financial, Inc.	3,950	95,866
MasterCard, Inc., Class A	300	50,193
Prudential Financial, Inc.	1,600	59,552
The Goldman Sachs Group, Inc.	400	58,976

		264,587

Food & Beverages—1.4%
General Mills, Inc.	1,050	58,821
The J.M. Smucker Co.	900	43,794

		102,615

Forest & Paper Products—2.1%
Kimberly-Clark Corp.	679	35,600
Owens-Illinois, Inc. (a)	2,700	75,627
Pactiv Corp. (a)	1,950	42,315

		153,542

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 29

Description	Shares	Value

Lazard U.S. Equity Value Portfolio (concluded)

Health Services—3.4%
Aetna, Inc.	3,300	$82,665
Community Health Systems, Inc. (a)	1,600	40,400
WellPoint, Inc. (a)	2,350	119,592

		242,657

Insurance—5.4%
Aon Corp.	1,200	45,444
Everest Re Group, Ltd.	700	50,099
MetLife, Inc.	2,500	75,025
The Allstate Corp.	1,980	48,312
The Travelers Cos., Inc.	2,750	112,860
Willis Group Holdings, Ltd.	2,250	57,892

		389,632

Leisure & Entertainment—2.9%
Burger King Holdings, Inc.	3,050	52,673
The Walt Disney Co.	1,650	38,495
Time Warner, Inc.	2,133	53,730
Viacom, Inc., Class B (a)	2,850	64,695

		209,593

Manufacturing—6.1%
Energizer Holdings, Inc. (a)	950	49,628
Flowserve Corp.	500	34,905
General Electric Co.	7,275	85,263
Goodrich Corp.	1,200	59,964
Honeywell International, Inc.	1,100	34,540
Rockwell Collins, Inc.	900	37,557
SPX Corp.	1,050	51,418
The Boeing Co.	800	34,000
United Technologies Corp.	960	49,882

		437,157

Medical Products—5.4%
AmerisourceBergen Corp.	2,750	48,785
Boston Scientific Corp. (a)	4,100	41,574
Covidien PLC	1,200	44,928
Johnson & Johnson	1,850	105,080
Medtronic, Inc.	2,750	95,947
Zimmer Holdings, Inc. (a)	1,230	52,398

		388,712

Description	Shares	Value

Metal & Glass Containers—1.0%
Ball Corp.	1,500	$67,740

Metals & Mining—1.4%
Freeport-McMoRan Copper & Gold, Inc.	1,350	67,649
Newmont Mining Corp.	800	32,696

		100,345

Real Estate—1.1%
Public Storage REIT	700	45,836
Simon Property Group, Inc. REIT	655	33,687

		79,523

Retail—2.5%
CVS Caremark Corp.	3,350	106,764
Phillips-Van Heusen Corp.	1,400	40,166
The Kroger Co.	1,450	31,973

		178,903

Technology Hardware—3.1%
Dell, Inc. (a)	4,000	54,920
Hewlett-Packard Co.	2,900	112,085
International Business Machines Corp.	510	53,254

		220,259

Telecommunications—4.7%
AT&T, Inc.	10,330	256,597
Verizon Communications, Inc.	2,609	80,175

		336,772

Total Common Stocks (Identified cost $8,033,688)		7,081,826

Short-Term Investment—4.7%
State Street Institutional Treasury Money Market Fund, 0.02% (Identified cost $337,086) (b)	337,086	337,086

Total Investments—103.5% (Identified cost $8,370,774) (c)		$7,418,912

Liabilities in Excess of Cash and Other Assets—(3.5)%		(251,945)

Net Assets—100.0%		$7,166,967

The accompanying notes are an integral part of these financial statements.

30 Semi-Annual Report

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio

Common Stocks—98.6%

Aerospace & Defense—1.7%
Raytheon Co.	24,600	$1,092,978

Alcohol & Tobacco—2.5%
Molson Coors Brewing Co., Class B	38,200	1,617,006

Banking—5.7%
Bank of America Corp.	64,800	855,360
Bank of New York Mellon Corp.	35,000	1,025,850
JPMorgan Chase & Co.	53,291	1,817,756

		3,698,966

Cable Television—4.1%
Comcast Corp., Class A	186,700	2,632,470

Chemicals—1.8%
Air Products & Chemicals, Inc.	18,400	1,188,456

Commercial Services—2.3%
Corrections Corp. of America (a)	39,300	667,707
Republic Services, Inc.	32,400	790,884

		1,458,591

Computer Software—7.0%
Google, Inc., Class A (a)	1,400	590,226
Microsoft Corp.	81,435	1,935,710
Oracle Corp.	48,700	1,043,154
Symantec Corp. (a)	59,500	925,820

		4,494,910

Construction & Engineering—0.5%
Foster Wheeler AG (a)	14,900	353,875

Consumer Products—2.0%
Mattel, Inc.	81,200	1,303,260

Drugs—6.6%
Gilead Sciences, Inc. (a)	18,200	852,488
Merck & Co., Inc.	26,100	729,756
Pfizer, Inc.	94,100	1,411,500
Wyeth	27,300	1,239,147

		4,232,891

Electric—1.4%
American Electric Power Co., Inc.	31,900	921,591

Description	Shares	Value

Energy Exploration & Production—4.8%
Apache Corp.	15,500	$1,118,325
EOG Resources, Inc.	10,700	726,744
Occidental Petroleum Corp.	18,600	1,224,066

		3,069,135

Energy Integrated—6.8%
Chevron Corp.	13,200	874,500
Exxon Mobil Corp.	29,000	2,027,390
Marathon Oil Corp.	22,100	665,873
Massey Energy Co.	25,500	498,270
Valero Energy Corp.	18,000	304,020

		4,370,053

Energy Services—1.2%
BJ Services Co.	57,870	788,768

Financial Services—2.1%
Ameriprise Financial, Inc.	38,000	922,260
Morgan Stanley	16,400	467,564

		1,389,824

Food & Beverages—3.7%
Campbell Soup Co.	34,800	1,023,816
Kellogg Co.	14,900	693,893
The Coca-Cola Co.	14,400	691,056

		2,408,765

Forest & Paper Products—2.2%
Kimberly-Clark Corp.	27,580	1,446,020

Health Services—1.8%
UnitedHealth Group, Inc.	46,100	1,151,578

Insurance—2.3%
PartnerRe, Ltd.	10,800	701,460
The Travelers Cos., Inc.	18,700	767,448

		1,468,908

Leisure & Entertainment—1.3%
Starbucks Corp. (a)	60,600	841,734

Manufacturing—5.2%
Deere & Co.	19,800	791,010
Dover Corp.	21,600	714,744
Honeywell International, Inc.	39,293	1,233,800
Parker Hannifin Corp.	14,300	614,328

		3,353,882

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 31

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)

Medical Products—7.2%
Becton, Dickinson & Co.	10,200	$727,362
Johnson & Johnson	54,660	3,104,688
Medtronic, Inc.	23,100	805,959

		4,638,009

Metal & Glass Containers—1.9%
Ball Corp.	27,715	1,251,609

Real Estate—1.2%
Public Storage REIT	12,200	798,856

Retail—6.3%
CVS Caremark Corp.	21,400	682,018
The Gap, Inc.	56,700	929,880
The Kroger Co.	28,400	626,220
Tiffany & Co.	10,500	266,280
Walgreen Co.	52,400	1,540,560

		4,044,958

Semiconductors & Components—3.5%
Analog Devices, Inc.	30,200	748,356
Applied Materials, Inc.	68,500	751,445
Intel Corp.	44,300	733,165

		2,232,966

Technology—1.1%
eBay, Inc. (a)	40,400	692,052

Description	Shares	Value

Technology Hardware—6.6%
Cisco Systems, Inc. (a)	82,955	$1,546,281
Hewlett-Packard Co.	27,500	1,062,875
International Business Machines Corp.	15,590	1,627,908

		4,237,064

Telecommunications—1.9%
Verizon Communications, Inc.	39,500	1,213,835

Transportation—1.9%
Union Pacific Corp.	12,500	650,750
United Parcel Service, Inc., Class B	11,700	584,883

		1,235,633

Total Common Stocks (Identified cost $66,726,554)		63,628,643

Short-Term Investment—1.4%
State Street Institutional Treasury Money Market Fund, 0.02% (Identified cost $892,026) (b)	892,026	892,026

Total Investments—100.0% (Identified cost $67,618,580) (c)		$64,520,669

Cash and Other Assets in Excess of Liabilities—0.0%		997

Net Assets—100.0%		$64,521,666

The accompanying notes are an integral part of these financial statements.

32 Semi-Annual Report

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio

Common Stocks—94.7%

Aerospace & Defense—1.5%
Spirit AeroSystems Holdings, Inc., Class A (a)	191,300	$2,628,462

Alcohol & Tobacco—2.1%
Molson Coors Brewing Co., Class B	88,500	3,746,205

Banking—2.6%
City National Corp.	48,300	1,778,889
Hudson City Bancorp, Inc.	140,800	1,871,232
Northern Trust Corp.	16,800	901,824

		4,551,945

Chemicals—2.7%
Air Products & Chemicals, Inc.	44,200	2,854,878
RPM International, Inc.	133,400	1,872,936

		4,727,814

Commercial Services—8.1%
Cintas Corp.	87,000	1,987,080
Corrections Corp. of America (a)	197,400	3,353,826
Fidelity National Information Services, Inc.	67,800	1,353,288
Monster Worldwide, Inc. (a)	132,200	1,561,282
NeuStar, Inc., Class A (a)	88,300	1,956,728
Republic Services, Inc.	173,500	4,235,135

		14,447,339

Computer Software—2.4%
Symantec Corp. (a)	276,100	4,296,116

Construction & Engineering—2.2%
Foster Wheeler AG (a)	166,300	3,949,625

Consumer Products—5.3%
Avon Products, Inc.	85,200	2,196,456
Leggett & Platt, Inc.	224,800	3,423,704
Mattel, Inc.	241,100	3,869,655

		9,489,815

Drugs—1.5%
Warner Chilcott, Ltd., Class A (a)	197,100	2,591,865

Electric—3.1%
American Electric Power Co., Inc.	110,600	3,195,234
Wisconsin Energy Corp.	57,400	2,336,754

		5,531,988

Description	Shares	Value

Energy—1.3%
Covanta Holding Corp. (a)	135,400	$2,296,384

Energy Exploration & Production—1.0%
Energen Corp.	43,700	1,743,630

Energy Integrated—2.9%
Holly Corp.	162,600	2,923,548
Massey Energy Co.	73,400	1,434,236
Valero Energy Corp.	50,100	846,189

		5,203,973

Energy Services—4.9%
Patterson-UTI Energy, Inc.	222,100	2,856,206
Pride International, Inc. (a)	122,300	3,064,838
The Williams Cos., Inc.	181,800	2,837,898

		8,758,942

Financial Services—3.1%
Ameriprise Financial, Inc.	140,700	3,414,789
Waddell & Reed Financial, Inc., Class A	80,300	2,117,511

		5,532,300

Food & Beverages—5.6%
Campbell Soup Co.	79,600	2,341,832
McCormick & Co., Inc.	112,500	3,659,625
Sara Lee Corp.	193,100	1,884,656
The J.M. Smucker Co.	42,000	2,043,720

		9,929,833

Forest & Paper Products—3.3%
Bemis Co., Inc.	85,300	2,149,560
Packaging Corp. of America	230,700	3,737,340

		5,886,900

Health Services—1.7%
Omnicare, Inc.	115,800	2,983,008

Insurance—3.5%
Marsh & McLennan Cos., Inc.	87,600	1,763,388
PartnerRe, Ltd.	29,200	1,896,540
RenaissanceRe Holdings, Ltd.	54,100	2,517,814

		6,177,742

Internet Security—1.0%
VeriSign, Inc. (a)	96,300	1,779,624

Leisure & Entertainment—4.7%
Burger King Holdings, Inc.	111,200	1,920,424
Starbucks Corp. (a)	206,100	2,862,729
Viacom, Inc., Class B (a)	153,400	3,482,180

		8,265,333

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Description	Shares	Value

Lazard U.S. Mid Cap Equity Portfolio (concluded)

Manufacturing—2.7%
Dover Corp.	73,400	$2,428,806
Parker Hannifin Corp.	55,700	2,392,872

		4,821,678

Medical Products—8.5%
Cardinal Health, Inc.	60,500	1,848,275
Hospira, Inc. (a)	143,500	5,527,620
Life Technologies Corp. (a)	67,881	2,831,995
Patterson Cos., Inc. (a)	94,400	2,048,480
Zimmer Holdings, Inc. (a)	67,100	2,858,460

		15,114,830

Metal & Glass Containers—2.6%
Ball Corp.	103,900	4,692,124

Real Estate—3.4%
Public Storage REIT	52,100	3,411,508
The St. Joe Co. (a)	97,100	2,572,179

		5,983,687

Retail—3.9%
Abercrombie & Fitch Co., Class A	91,900	2,333,341
J.C. Penney Co., Inc.	87,100	2,500,641
The Gap, Inc.	125,800	2,063,120

		6,897,102

Description	Shares	Value

Semiconductors & Components—4.9%
Agilent Technologies, Inc. (a)	156,700	$3,182,577
Analog Devices, Inc.	143,500	3,555,930
Lam Research Corp. (a)	76,800	1,996,800

		8,735,307

Technology Hardware—4.2%
Ingram Micro, Inc., Class A (a)	221,900	3,883,250
Juniper Networks, Inc. (a)	96,000	2,265,600
NetApp, Inc. (a)	70,100	1,382,372

		7,531,222

Total Common Stocks
(Identified cost $175,321,990)		168,294,793

Short-Term Investment—4.8%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $8,473,642) (b)	8,473,642	8,473,642

Total Investments—99.5%
(Identified cost $183,795,632) (c)		$176,768,435

Cash and Other Assets in Excess of Liabilities—0.5%		827,500

Net Assets—100.0%		$177,595,935

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio

Common Stocks—95.6%

Aerospace & Defense—0.5%
Spirit AeroSystems Holdings, Inc., Class A (a)	19,087	$262,255

Alcohol & Tobacco—1.0%
Molson Coors Brewing Co., Class B	11,800	499,494

Banking—4.0%
PacWest Bancorp	58,901	775,137
Prosperity Bancshares, Inc.	24,340	726,062
Wintrust Financial Corp.	32,600	524,208

		2,025,407

Chemicals—2.1%
Innospec, Inc.	7,084	76,153
Rockwood Holdings, Inc. (a)	67,800	992,592

		1,068,745

Commercial Services—4.6%
Corrections Corp. of America (a)	56,500	959,935
DST Systems, Inc. (a)	11,400	421,230
Team, Inc. (a)	24,900	390,183
Waste Connections, Inc. (a)	20,775	538,280

		2,309,628

Computer Software—3.8%
Ariba, Inc. (a)	47,400	466,416
Informatica Corp. (a)	31,100	534,609
j2 Global Communications, Inc. (a)	21,900	494,064
Quest Software, Inc. (a)	29,300	408,442

		1,903,531

Construction & Engineering—2.3%
Dycom Industries, Inc. (a)	66,300	733,941
Great Lakes Dredge & Dock Co.	89,800	429,244

		1,163,185

Consumer Products—9.8%
Bare Escentuals, Inc. (a)	70,100	621,787
Central Garden & Pet Co., Class A (a)	40,600	399,910
Chattem, Inc. (a)	8,600	585,660
Mattel, Inc.	45,900	736,695
Matthews International Corp., Class A	34,600	1,076,752
Polaris Industries, Inc.	14,000	449,680
Tempur-Pedic International, Inc.	33,400	436,538
The Middleby Corp. (a)	13,550	595,116

		4,902,138

Description	Shares	Value

Drugs—3.2%
Myriad Genetics, Inc. (a)	10,000	$356,500
United Therapeutics Corp. (a)	6,450	537,479
Warner Chilcott, Ltd., Class A (a)	55,800	733,770

		1,627,749

Electric—2.1%
Hawaiian Electric Industries, Inc.	55,100	1,050,206

Energy Exploration & Production—2.5%
Cabot Oil & Gas Corp.	20,200	618,928
Petrohawk Energy Corp. (a)	28,600	637,780

		1,256,708

Energy Services—2.5%
Helmerich & Payne, Inc.	21,500	663,705
Kinder Morgan Management LLC (a), (d)	107,325	0
Superior Energy Services, Inc. (a)	32,800	566,456

		1,230,161

Financial Services—3.7%
Jefferies Group, Inc. (a)	28,600	610,038
Piper Jaffray Cos., Inc. (a)	16,800	733,656
Waddell & Reed Financial, Inc., Class A	19,050	502,349

		1,846,043

Food & Beverages—2.5%
American Italian Pasta Co., Class A (a)	16,000	466,240
McCormick & Co., Inc.	23,600	767,708

		1,233,948

Health Services—1.1%
Healthcare Services Group, Inc.	31,200	557,856

Housing—1.9%
Beacon Roofing Supply, Inc. (a)	15,500	224,130
Trex Co., Inc. (a)	54,600	730,002

		954,132

Insurance—2.4%
Max Capital Group, Ltd.	42,785	789,811
RenaissanceRe Holdings, Ltd.	9,300	432,822

		1,222,633

Leisure & Entertainment—3.7%
Burger King Holdings, Inc.	26,800	462,836
Lions Gate Entertainment Corp. (a)	87,000	487,200
Texas Roadhouse, Inc., Class A (a)	33,200	362,212
Viacom, Inc., Class B (a)	23,800	540,260

		1,852,508

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Description	Shares	Value

Lazard U.S. Small-Mid Cap Equity Portfolio (concluded)

Manufacturing—4.9%
Dover Corp.	11,400	$377,226
Ener1, Inc. (a)	44,800	244,608
FLIR Systems, Inc. (a)	22,400	505,344
Force Protection, Inc. (a)	38,600	341,224
Kaman Corp.	24,700	412,490
Maxwell Technologies, Inc. (a)	7,200	99,576
Regal-Beloit Corp.	12,250	486,570

		2,467,038

Medical Products—7.2%
Boston Scientific Corp. (a)	35,000	354,900
Hospira, Inc. (a)	25,100	966,852
Intuitive Surgical, Inc. (a)	4,200	687,372
Life Technologies Corp. (a)	17,800	742,616
Wright Medical Group, Inc. (a)	52,850	859,341

		3,611,081

Metal & Glass Containers—1.3%
Ball Corp.	14,100	636,756

Metals & Mining—2.6%
AK Steel Holding Corp.	14,200	272,498
Freeport-McMoRan Copper & Gold, Inc.	9,900	496,089
Reliance Steel & Aluminum Co.	14,400	552,816

		1,321,403

Real Estate—4.0%
Digital Realty Trust, Inc. REIT	12,600	451,710
Simon Property Group, Inc. REIT	9,378	482,310
Tanger Factory Outlet Centers, Inc. REIT	22,885	742,161
The Macerich Co. REIT	18,531	326,331

		2,002,512

Retail—6.6%
American Eagle Outfitters, Inc.	50,750	719,128
Deckers Outdoor Corp. (a)	5,600	393,512
Iconix Brand Group, Inc. (a)	53,400	821,292
Liz Claiborne, Inc.	116,600	335,808
The Children’s Place Retail Stores, Inc. (a)	20,400	539,172
The Gymboree Corp. (a)	14,700	521,556

		3,330,468

Semiconductors & Components—3.9%
Analog Devices, Inc.	16,200	401,436
CPI International, Inc. (a)	27,913	242,564
ON Semiconductor Corp. (a)	122,800	842,408
Plexus Corp. (a)	21,800	446,028

		1,932,436

Description	Shares	Value

Technology—1.1%
Solera Holdings, Inc. (a)	21,000	$533,400

Technology Hardware—4.7%
Ingram Micro, Inc., Class A (a)	50,600	885,500
LogMeIn, Inc.	1,100	17,600
Polycom, Inc. (a)	44,400	899,988
Seagate Technology	51,600	539,736

		2,342,824

Telecommunications—1.0%
Starent Networks Corp. (a)	20,000	488,200

Transportation—4.6%
Continental Airlines, Inc., Class B (a)	70,500	624,630
Genesee & Wyoming, Inc., Class A (a)	22,800	604,428
Tidewater, Inc.	10,900	467,283
UTI Worldwide, Inc. (a)	52,200	595,080

		2,291,421

Total Common Stocks
(Identified cost $43,176,422)		47,923,866

Description	Principal Amount (000)	Value

Repurchase Agreement—2.6%
State Street Bank and Trust Co.,
0.00%, 07/01/09
(Dated 06/30/09, collateralized by
$1,325,000 United States Treasury
Bill, 0.00%, 12/24/09, with a value of
$1,322,748)
Proceeds of $1,295,000
(Identified cost $1,295,000)	$1,295	1,295,000

Total Investments—98.2%
(Identified cost $44,471,422) (c)		$49,218,866

Cash and Other Assets in Excess of Liabilities—1.8%		885,018

Net Assets—100.0%		$50,103,884

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks—97.2%

Belgium—1.8%
Anheuser-Busch InBev NV	67,000	$2,419,326

Brazil—2.2%
Banco do Brasil SA	150,200	1,623,494
Cia Brasileira de Meios de Pagamento	84,900	730,066
Vale SA Sponsored ADR	35,900	632,917

Total Brazil		2,986,477

Canada—1.3%
Telus Corp.	68,800	1,824,769

China—1.1%
Industrial and Commercial Bank
of China, Ltd., Class H	2,055,000	1,434,513

Denmark—1.0%
Novo Nordisk A/S	24,975	1,350,267

Finland—2.6%
Nokia Corp.	239,220	3,503,555

France—11.8%
BNP Paribas	47,080	3,054,634
Bouygues SA	34,900	1,312,113
Danone SA	27,420	1,353,238
GDF Suez	68,400	2,546,643
Sanofi-Aventis	58,347	3,427,145
Total SA	78,196	4,221,148

Total France		15,914,921

Germany—9.4%
Allianz SE	30,000	2,762,070
Daimler AG	37,400	1,352,588
Deutsche Bank AG	20,800	1,260,398
E.ON AG	87,240	3,086,539
Merck KgaA	13,200	1,342,527
Siemens AG	41,788	2,881,870

Total Germany		12,685,992

Greece—1.1%
OPAP SA	54,925	1,463,978

Description	Shares	Value

Hong Kong—0.8%
Esprit Holdings, Ltd.	197,000	$1,104,464

Ireland—1.4%
CRH PLC	85,169	1,947,512

Italy—3.3%
Atlantia SpA	64,450	1,301,957
Eni SpA	134,420	3,177,421

Total Italy		4,479,378

Japan—17.5%
Canon, Inc.	82,800	2,716,022
Daito Trust Construction Co., Ltd.	53,800	2,546,613
Fanuc, Ltd.	16,600	1,337,167
Hoya Corp.	80,600	1,619,781
Inpex Corp.	176	1,410,412
Japan Tobacco, Inc.	740	2,319,821
KDDI Corp.	359	1,908,009
Keyence Corp.	7,600	1,554,160
Kurita Water Industries, Ltd.	35,400	1,146,499
Mitsubishi Corp.	97,600	1,811,479
Mitsubishi Estate Co., Ltd.	125,000	2,090,362
Secom Co., Ltd.	49,500	2,014,221
T&D Holdings, Inc.	18,450	530,508
Tokio Marine Holdings, Inc.	24,400	676,265

Total Japan		23,681,319

Mexico—0.7%
Grupo Televisa SA Sponsored ADR	52,000	884,000

Netherlands—1.3%
TNT NV	93,465	1,815,319

Russia—1.1%
OAO LUKOIL Sponsored ADR	33,200	1,473,084

Singapore—2.0%
Singapore Telecommunications, Ltd.	1,308,600	2,710,439

Spain—1.5%
Banco Santander SA	168,662	2,025,359

Sweden—1.3%
Telefonaktiebolaget LM Ericsson, B Shares	175,040	1,717,580

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Switzerland—9.8%
Credit Suisse Group AG	72,400	$3,304,993
Nestle SA	68,060	2,563,172
Novartis AG	46,330	1,877,846
Roche Holding AG	17,400	2,365,266
UBS AG (a)	89,200	1,091,039
Zurich Financial Services AG	11,770	2,073,331

Total Switzerland		13,275,647

Turkey—1.4%
Turkcell Iletisim Hizmetleri AS ADR	133,200	1,846,152

United Kingdom—22.8%
BAE Systems PLC	427,100	2,378,520
Barclays PLC	459,300	2,138,462
BG Group PLC	76,700	1,284,582
BP PLC	379,498	2,983,144
British American Tobacco PLC	50,960	1,402,633
BT Group PLC	414,500	692,164
Cairn Energy PLC (a)	25,500	982,530
Diageo PLC	1	14
HSBC Holdings PLC	363,550	3,005,514
Imperial Tobacco Group PLC	97,560	2,532,779
Informa PLC	171,900	619,353
National Grid PLC	121,627	1,095,551
Prudential PLC	378,100	2,572,177
Qinetiq Group PLC	284,600	671,901
Reckitt Benckiser Group PLC	30,800	1,401,592
Tesco PLC	333,700	1,941,275
Unilever PLC	115,600	2,708,235
Vodafone Group PLC	1,215,883	2,344,434

Total United Kingdom		30,754,860

Total Common Stocks
(Identified cost $155,946,358)		131,298,911

Description	Principal Amount (000)	Value

Repurchase Agreement—2.9%
State Street Bank and Trust Co.,
0.00%, 07/01/09
(Dated 06/30/09, collateralized by
$4,105,000 United States Treasury
Bill, 0.00%, 12/24/09, with a value of
$4,098,022)
Proceeds of $4,016,000
(Identified cost $4,016,000)	$4,016	$4,016,000

Total Investments—100.1%
(Identified cost $159,962,358) (c)		$135,314,911

Liabilities in Excess of Cash
and Other Assets—(0.1)%		(197,732)

Net Assets—100.0%		$135,117,179

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks—99.0%

Australia—1.5%
BHP Billiton, Ltd.	4,530	$126,737

Belgium—2.1%
Anheuser-Busch InBev NV	4,978	179,752

Brazil—2.8%
Cia Brasileira de Meios de Pagamento	5,300	45,575
Petroleo Brasileiro SA ADR	2,075	85,034
Redecard SA	6,915	106,398

Total Brazil		237,007

Canada—1.5%
Barrick Gold Corp.	3,890	130,932

Denmark—1.7%
Novo Nordisk A/S	2,605	140,839

Finland—4.5%
Nokia Corp. Sponsored ADR	19,440	283,435
Sampo Oyj, A Shares	5,100	96,229

Total Finland		379,664

France—11.2%
BNP Paribas	2,465	159,934
GDF Suez Sponsored ADR	3,460	129,577
LVMH Moet Hennessy Louis Vuitton SA	1,546	117,983
Sanofi-Aventis	5,420	318,356
Total SA Sponsored ADR	4,265	231,291

Total France		957,141

Germany—6.2%
Allianz SE ADR	26,210	241,394
Deutsche Bank AG	1,500	90,894
E.ON AG	3,080	108,970
Merck KGaA	885	90,010

Total Germany		531,268

Hong Kong—1.7%
Esprit Holdings, Ltd.	12,665	71,005
Sun Hung Kai Properties, Ltd.	6,000	75,174

Total Hong Kong		146,179

Description	Shares	Value

Indonesia—1.7%
PT Telekomunikasi Indonesia Tbk Sponsored ADR	4,730	$141,805

Israel—0.5%
Israel Chemicals, Ltd.	4,355	43,229

Italy—1.7%
Eni SpA Sponsored ADR	2,990	141,756

Japan—11.6%
Canon, Inc. Sponsored ADR	8,820	286,915
Fanuc, Ltd.	1,700	136,939
Hoya Corp. Sponsored ADR	7,840	157,584
Keyence Corp.	500	102,247
Mitsubishi Estate Co., Ltd.	7,000	117,060
Sumitomo Mitsui Financial Group, Inc. ADR	46,905	188,089

Total Japan		988,834

Mexico—0.5%
Grupo Televisa SA Sponsored ADR	2,445	41,565

Netherlands—1.7%
Heineken NV ADR	7,780	144,319

Russia—1.0%
Mobile TeleSystems Sponsored ADR	1,140	42,100
OAO LUKOIL Sponsored ADR	985	43,705

Total Russia		85,805

Singapore—3.1%
Singapore Telecommunications, Ltd. ADR	13,150	266,945

Sweden—0.9%
Telefonaktiebolaget LM Ericsson Sponsored ADR	8,145	79,658

Switzerland—12.0%
Credit Suisse Group AG	5,095	232,582
Nestle SA Sponsored ADR	4,720	177,567
Novartis AG ADR	2,165	88,310
Roche Holding AG	1,564	212,602
Zurich Financial Services AG ADR	17,385	307,019

Total Switzerland		1,018,080

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 39

Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Taiwan—0.4%
Taiwan Semiconductor Manufacturing
Co., Ltd. Sponsored ADR	3,410	$32,088

Turkey—1.7%
Turkcell Iletisim Hizmetleri AS ADR	10,235	141,857

United Kingdom—29.0%
BAE Systems PLC	30,197	168,167
Barclays PLC	62,360	290,343
BG Group PLC	7,330	122,764
BP PLC Sponsored ADR	4,270	203,593
British American Tobacco PLC Sponsored ADR	3,940	219,852
GlaxoSmithKline PLC Sponsored ADR	3,840	135,706
Imperial Tobacco Group PLC ADR	4,055	210,657
Prudential PLC	45,693	310,845
Reckitt Benckiser Group PLC	3,715	169,056
Standard Chartered PLC	6,750	126,598
Tesco PLC Sponsored ADR	6,770	117,933
Unilever PLC Sponsored ADR	8,850	207,975
Vodafone Group PLC Sponsored ADR	9,675	188,566

Total United Kingdom		2,472,055

Total Common Stocks (Identified cost $9,271,989)		8,427,515

Description	Shares	Value

Short-Term Investment—0.4%
State Street Institutional Treasury Money Market Fund, 0.02% (Identified cost $30,618) (b)	30,618	$30,618

Total Investments—99.4% (Identified cost $9,302,607) (c)		$8,458,133

Cash and Other Assets in Excess of Liabilities—0.6%		51,681

Net Assets—100.0%		$8,509,814

The accompanying notes are an integral part of these financial statements.

40 Semi-Annual Report

Description	Shares	Value

Lazard International Strategic Equity Portfolio

Common Stocks—97.4%

Belgium—1.7%
Anheuser-Busch InBev NV	126,300	$4,560,609

Brazil—0.5%
Cia Brasileira de Meios de Pagamento	170,800	1,468,732

Canada—1.7%
Telus Corp.	174,600	4,630,882

China—2.6%
Hengan International Group Co., Ltd.	833,200	3,870,323
Industrial and Commercial Bank of China, Ltd., Class H	4,598,700	3,210,169

Total China		7,080,492

Denmark—2.1%
Novo Nordisk A/S	106,300	5,747,082

Egypt—2.4%
Eastern Tobacco	194,820	3,998,094
Egyptian Company for Mobile Services	72,520	2,516,291

Total Egypt		6,514,385

Finland—4.9%
Nokia Corp.	284,740	4,170,230
Sampo Oyj, A Shares	474,880	8,960,188

Total Finland		13,130,418

France—15.2%
BNP Paribas	96,430	6,256,550
Bouygues SA	67,340	2,531,739
GDF Suez	164,850	6,137,632
Sanofi-Aventis	171,200	10,055,825
Thales SA	86,260	3,857,186
Total SA	158,603	8,561,649
Vivendi	153,450	3,667,077

Total France		41,067,658

Description	Shares	Value

Germany—9.6%
Allianz SE	85,980	$7,916,092
Daimler AG	137,900	4,987,216
E.ON AG	298,330	10,554,872
Wincor Nixdorf AG	42,980	2,404,543

Total Germany		25,862,723

Greece—2.1%
OPAP SA	210,230	5,603,499

Hong Kong—1.9%
Esprit Holdings, Ltd.	470,500	2,637,818
Huabao International Holdings, Ltd.	2,510,000	2,429,017

Total Hong Kong		5,066,835

India—1.7%
Idea Cellular, Ltd. (a)	3,183,770	4,738,604

Italy—2.6%
Prysmian SpA	252,380	3,791,887
Terna SpA	965,230	3,215,921

Total Italy		7,007,808

Japan—10.4%
Canon, Inc.	111,900	3,670,566
Daito Trust Construction Co., Ltd.	124,500	5,893,185
Fanuc, Ltd.	67,900	5,469,497
Jupiter Telecommunications Co., Ltd.	4,080	3,100,182
Mitsubishi Estate Co., Ltd.	293,000	4,899,808
Secom Co., Ltd.	121,700	4,952,136

Total Japan		27,985,374

Russia—1.3%
Gazprom OAO Sponsored ADR	168,063	3,403,276

South Africa—2.0%
MTN Group, Ltd.	355,240	5,450,276

Switzerland—5.2%
Credit Suisse Group AG	119,660	5,462,368
Julius Baer Holding AG	72,632	2,819,583
UBS AG (a)	176,290	2,156,269
Zurich Financial Services AG	20,900	3,681,616

Total Switzerland		14,119,836

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 41

Description	Shares	Value

Lazard International Strategic Equity Portfolio (concluded)

United Kingdom—29.5%
BG Group PLC	262,040	$4,388,680
British American Tobacco PLC	308,228	8,483,726
BT Group PLC	886,000	1,479,512
Cairn Energy PLC (a)	109,615	4,223,529
HSBC Holdings PLC	464,600	3,840,908
IG Group Holdings PLC	1,201,600	5,540,183
Imperial Tobacco Group PLC	106,164	2,756,150
Informa PLC	1,094,847	3,944,720
International Power PLC	1,031,500	4,038,916
Man Group PLC	1,076,513	4,914,743
National Express Group PLC	744,400	3,790,405
Pearson PLC	246,810	2,474,885
Premier Foods PLC (a)	5,686,710	3,438,246
Prudential PLC	417,700	2,841,571
Qinetiq Group PLC	1,901,360	4,488,847
Taylor Wimpey PLC (a)	10,767,896	5,934,638
Unilever PLC	310,264	7,268,754
Vodafone Group PLC	2,959,815	5,707,038

Total United Kingdom		79,555,451

Total Common Stocks (Identified cost $285,181,403)		262,993,940

Description	Shares	Value

Short-Term Investment—1.6%
State Street Institutional Treasury Money Market Fund, 0.02% (Identified cost $4,329,107) (b)	4,329,107	$4,329,107

Total Investments—99.0% (Identified cost $289,510,510) (c)		$267,323,047

Cash and Other Assets in Excess of Liabilities—1.0%		2,708,924

Net Assets—100.0%		$270,031,971

The accompanying notes are an integral part of these financial statements.

42 Semi-Annual Report

Description	Shares	Value

Lazard International Small Cap Equity Portfolio

Common Stocks—95.3%

Australia—2.9%
ABC Learning Centres, Ltd. (a), (e)	766,737	$0
Cabcharge Australia, Ltd.	38,730	161,037
Fairfax Media, Ltd.	483,144	474,967
James Hardie Industries NV (a)	180,800	611,892
Macquarie Infrastructure Group	525,963	606,064

Total Australia		1,853,960

Austria—1.2%
Andritz AG	18,053	757,237

Belgium—2.3%
Arseus NV	80,615	738,482
EVS Broadcast Equipment SA	14,576	734,694

Total Belgium		1,473,176

Finland—4.2%
KCI Konecranes Oyj	25,092	589,605
Sampo Oyj, A Shares	59,860	1,129,458
Vacon Oyj	28,840	958,858

Total Finland		2,677,921

France—4.6%
Neopost SA	13,337	1,197,521
Sechilienne-Sidec SA	22,982	796,657
Virbac SA	11,256	907,478

Total France		2,901,656

Germany—9.2%
Compugroup Holding AG (a)	180,309	1,520,207
CTS Eventim AG	32,399	1,312,168
Fielmann AG	12,389	818,419
Gerresheimer AG	22,019	488,360
Pfeiffer Vacuum Technology AG	9,703	710,947
Wincor Nixdorf AG	17,665	988,280

Total Germany		5,838,381

Hong Kong—1.3%
Esprit Holdings, Ltd.	146,565	821,704

Description	Shares	Value

Ireland—3.3%
DCC PLC	64,120	$1,322,275
Irish Life & Permanent PLC	152,954	778,036

Total Ireland		2,100,311

Isle Of Man—1.2%
Hansard Global PLC	349,352	747,180

Italy—2.8%
Ansaldo STS SpA	57,483	1,057,997
MARR SpA	96,254	742,664

Total Italy		1,800,661

Japan—27.1%
Amano Corp.	70,900	694,759
Asahi Holdings, Inc.	59,800	1,073,898
Daito Trust Construction Co., Ltd.	25,800	1,221,238
Don Quijote Co., Ltd.	41,800	804,021
Hisamitsu Pharmaceutical Co., Inc.	13,800	429,750
JAFCO Co., Ltd.	31,600	1,066,071
JSR Corp.	48,300	828,774
Konami Corp.	54,900	1,054,860
Kurita Water Industries, Ltd.	14,700	476,089
Megane Top Co., Ltd.	64,200	983,642
Misumi Group, Inc.	47,500	672,056
Nomura Research Institute, Ltd.	31,000	690,248
Ohara, Inc.	56,300	797,732
Roland DG Corp.	47,100	635,594
Sankyo Co., Ltd.	11,400	609,436
Shinko Plantech Co., Ltd.	68,800	547,058
Suruga Bank, Ltd.	99,300	951,408
Sysmex Corp.	32,700	1,188,042
T. Hasegawa Co., Ltd.	44,500	534,453
Unicharm Petcare Corp.	18,500	554,030
Union Tool Co.	25,700	673,613
USS Co., Ltd.	14,260	735,685

Total Japan		17,222,457

Netherlands—4.0%
ASM International NV (a)	43,100	629,417
Fugro NV	32,059	1,327,631
Koninklijke Ten Cate NV	23,132	558,639

Total Netherlands		2,515,687

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 43

Description	Shares	Value

Lazard International Small Cap Equity Portfolio (concluded)

Norway—4.3%
Kongsberg Gruppen ASA	87,520	$1,075,259
ODIM ASA	118,680	778,877
Prosafe Production Public, Ltd. (a)	80,559	151,593
TGS Nopec Geophysical Co. ASA (a)	70,800	699,175

Total Norway		2,704,904

Singapore—1.2%
Ezra Holdings, Ltd. (a)	955,000	764,844

Spain—1.6%
Indra Sistemas SA	45,701	988,922

Sweden—5.6%
Duni AB	137,016	666,018
Elekta AB, B Shares	70,680	1,035,282
Getinge AB, B Shares	46,510	608,908
Indutrade AB	49,820	649,013
Loomis AB, B Shares	61,840	615,222

Total Sweden		3,574,443

Switzerland—7.5%
Acino Holding AG	5,303	980,998
Bank Sarasin & Cie AG, B Shares (a)	32,120	999,177
Burckhardt Compression Holding AG	5,263	680,550
Swissquote Group Holding SA	30,209	1,447,129
Tecan AG	16,700	650,909

Total Switzerland		4,758,763

Description	Shares	Value

United Kingdom—11.0%
Charter International PLC	72,407	$515,807
Chemring Group PLC	30,300	1,081,735
Dignity PLC	110,862	1,097,989
Hampson Industries PLC	549,023	614,212
Healthcare Locums PLC	298,342	937,489
IG Group Holdings PLC	232,058	1,069,943
Intertek Group PLC	62,501	1,072,482
Sepura, Ltd.	838,134	610,162

Total United Kingdom		6,999,819

Total Common Stocks (Identified cost $72,802,286)		60,502,026

Preferred Stock—0.9%

Germany—0.9%
Fuchs Petrolub AG (Identified cost $739,149)	10,686	579,396

Short-Term Investment—0.1%
State Street Institutional Treasury Money Market Fund, 0.02% (Identified cost $64,316) (b)	64,316	64,316

Total Investments—96.3% (Identified cost $73,605,751) (c)		$61,145,738

Cash and Other Assets in Excess of Liabilities—3.7%		2,359,991

Net Assets—100.0%		$63,505,729

The accompanying notes are an integral part of these financial statements.

44 Semi-Annual Report

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio

Common Stocks—88.8%

Argentina—1.1%
Tenaris SA ADR	2,843,600	$76,890,944

Brazil—11.2%
Banco do Brasil SA	20,906,600	225,976,927
Cia Brasileira de Meios de Pagamento	9,744,700	83,795,966
Companhia de Concessoes Rodoviarias	8,076,300	129,542,286
Empresa Brasileira de Aeronautica
SA ADR	1,837,889	30,435,442
JHSF Participacoes SA	10,525,600	9,883,697
Redecard SA	12,832,630	197,450,265
Souza Cruz SA	4,600,465	131,052,797

Total Brazil		808,137,380

Egypt—4.0%
Commercial International Bank	6,375,568	55,971,424
Eastern Tobacco	1,973,018	40,490,251
Egyptian Company for Mobile Services	2,075,579	72,018,213
Orascom Construction Industries	3,439,848	118,070,292

Total Egypt		286,550,180

Hong Kong—1.0%
Huabao International Holdings, Ltd.	27,193,700	26,316,314
Shougang Concord International
Enterprises Co., Ltd.	252,899,900	42,421,645

Total Hong Kong		68,737,959

India—6.7%
Infosys Technologies, Ltd.
Sponsored ADR	1,131,453	41,614,841
Jindal Steel & Power, Ltd.	1,016,955	53,385,627
Oil and Natural Gas Corp., Ltd.	11,813,233	262,687,537
Punjab National Bank, Ltd.	8,601,322	121,914,156

Total India		479,602,161

Indonesia—5.3%
PT Astra International Tbk	6,456,700	15,054,564
PT Bank Mandiri Tbk	388,577,100	120,865,275
PT Telekomunikasi Indonesia Tbk
Sponsored ADR	6,238,523	187,030,919
PT United Tractors Tbk	57,657,551	56,203,050

Total Indonesia		379,153,808

Description	Shares	Value

Israel—3.6%
Bank Hapoalim BM (a)	26,224,797	$69,799,332
Cellcom Israel, Ltd.	411,354	10,929,676
Delek Automotive Systems, Ltd.	5,396,131	43,814,387
Israel Chemicals, Ltd.	13,649,809	135,490,852

Total Israel		260,034,247

Malaysia—1.2%
British American Tobacco
Malaysia Berhad	3,259,600	41,498,464
PLUS Expressways Berhad	50,048,300	45,563,175

Total Malaysia		87,061,639

Mexico—7.7%
America Movil SAB de CV ADR, Series L	4,030,200	156,049,344
Desarrolladora Homex SA de CV ADR (a)	3,286,616	91,663,720
Fomento Economico Mexicano
SAB de CV Sponsored ADR	4,210,625	135,750,550
Grupo Televisa SA Sponsored ADR	7,405,071	125,886,207
Kimberly-Clark de Mexico SAB
de CV, Series A	12,158,365	46,396,282

Total Mexico		555,746,103

Pakistan—0.7%
Pakistan Petroleum, Ltd.	22,406,978	52,263,692

Philippines—2.8%
Philippine Long Distance
Telephone Co. Sponsored ADR	4,074,037	202,561,120

Russia—8.0%
Mobile TeleSystems Sponsored ADR	5,194,852	191,845,884
OAO LUKOIL Sponsored ADR	5,247,250	232,882,721
Oriflame Cosmetics SA SDR	2,092,308	90,991,728
TNK-BP Holding	61,887,722	64,672,669

Total Russia		580,393,002

South Africa—12.4%
Kumba Iron Ore, Ltd.	6,085,986	142,851,479
Massmart Holdings, Ltd.	6,942,732	72,027,046
Murray & Roberts Holdings, Ltd.	21,404,836	138,789,664
Nedbank Group, Ltd.	11,562,535	147,019,816
Pretoria Portland Cement Co., Ltd.	22,440,733	84,451,946
Sanlam, Ltd.	69,601,318	155,968,329
Tiger Brands, Ltd.	2,754,663	51,476,342

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

Description	Shares	Value

Lazard Emerging Markets Equity Portfolio (concluded)

Truworths International, Ltd.	20,907,032	$100,315,796

Total South Africa		892,900,418

South Korea—9.8%
Amorepacific Corp.	96,575	51,776,541
Hite Brewery Co., Ltd.	603,637	74,391,467
KT&G Corp.	731,965	41,368,562
NHN Corp. (a)	778,222	107,819,132
S1 Corp.	448,112	19,064,854
Samsung Electronics Co., Ltd.	238,555	110,855,653
Shinhan Financial Group Co., Ltd. (a)	7,505,830	190,009,826
Woongjin Coway Co., Ltd.	4,703,500	114,453,864

Total South Korea		709,739,899

Taiwan—5.0%
Advanced Semiconductor
Engineering, Inc.	101,766,361	58,776,975
Hon Hai Precision Industry Co., Ltd.	33,199,711	102,705,598
HTC Corp.	8,963,000	126,755,014
Taiwan Semiconductor
Manufacturing Co., Ltd.	45,507,754	75,869,373

Total Taiwan		364,106,960

Thailand—2.1%
Banpu Public Co., Ltd.	6,946,900	68,918,468
Kasikornbank PCL	37,423,300	79,635,728

Total Thailand		148,554,196

Turkey—6.2%
Akbank TAS	29,041,337	130,052,716
Ford Otomotiv Sanayi AS	1,549,565	6,034,132
Turkcell Iletisim Hizmetleri AS	21,086,075	117,008,010
Turkiye Is Bankasi AS, C Shares	66,841,392	196,949,584

Total Turkey		450,044,442

Total Common Stocks
(Identified cost $6,582,176,658)		6,402,478,150

Description	Shares	Value

Preferred Stocks—3.3%

Brazil—3.3%
AES Tiete SA	6,202,102	$64,568,962
Eletropaulo Metropolitana SA, B Shares	2,450,800	43,437,756
Fertilizantes Fosfatados SA	539,000	4,112,299
Klabin SA	3,431,930	5,236,780
Suzano Papel e Celulose SA (a)	7,547,705	58,394,084
Usinas Siderurgicas de Minas
Gerais SA, A Shares	2,495,700	52,996,212
Vale SA, A Shares	725,412	11,050,548

Total Brazil		239,796,641

Total Preferred Stocks
(Identified cost $249,040,871)		239,796,641

Short-Term Investment —9.9%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $709,686,200) (b)	709,686,200	709,686,200

Total Investments—102.0%
(Identified cost $7,540,903,729) (c)		$7,351,960,991

Liabilities in Excess of Cash and Other Assets—(2.0)%		(144,210,145)

Net Assets—100.0%		$7,207,750,846

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks—87.5%

Brazil—14.6%
Banco Bradesco SA Sponsored ADR	20,811	$307,379
Cia Brasileira de Meios de Pagamento	19,100	164,243
Cyrela Brazil Realty SA	47,350	358,840
Empresa Brasileira de Aeronautica SA ADR	5,434	89,987
GVT Holding SA (a)	10,000	166,369
Itau Unibanco Holding SA ADR	14,710	232,859
Lojas Renner SA	20,290	223,868
MRV Engenharia e Participacoes SA	12,600	174,580
Net Servicos de Comunicacao SA ADR	28,740	279,928
Ultrapar Participacoes SA Sponsored ADR	12,639	399,772
Votorantim Celulose e Papel SA
Sponsored ADR (a)	24,080	257,897

Total Brazil		2,655,722

Chile—1.1%
Lan Airlines SA Sponsored ADR	16,402	197,316

China—6.3%
China Construction Bank Corp.	476,100	368,591
China Merchants Bank Co., Ltd., Class H	180,010	410,653
China Mobile, Ltd. Sponsored ADR	4,137	207,181
Suntech Power Holdings Co., Ltd. ADR (a)	8,426	150,488

Total China		1,136,913

Columbia—1.5%
Bancolombia SA Sponsored ADR	8,755	267,027

Egypt—1.7%
Commercial International Bank
Sponsored GDR	36,003	316,106

Hong Kong—3.8%
AAC Acoustic Technologies Holdings, Inc.	394,200	313,324
China State Construction
International Holdings, Ltd.	1,065,800	368,558

Total Hong Kong		681,882

Description	Shares	Value

India—2.9%
HDFC Bank, Ltd. ADR	2,500	$257,825
Infosys Technologies, Ltd. Sponsored ADR	2,742	100,851
Larsen & Toubro, Ltd. GDR	5,196	168,974

Total India		527,650

Indonesia—3.4%
PT Bank Rakyat Indonesia	465,400	287,242
PT Perusahaan Gas Negara	1,078,700	332,883

Total Indonesia		620,125

Kazakhstan—1.2%
KazMunaiGas Exploration Production GDR	7,304	138,776
Zhaikmunai LP GDR (a)	14,757	81,164

Total Kazakhstan		219,940

Luxembourg—1.3%
Millicom International Cellular SA (a)	4,323	243,212

Mexico—3.8%
Corporacion GEO SAB de CV, Series B (a)	188,806	364,758
Grupo Financiero Banorte SAB de CV	131,512	318,587

Total Mexico		683,345

Netherlands—0.4%
Efes Breweries International NV GDR (a)	9,272	78,812

Pakistan—1.7%
Oil & Gas Development Co., Ltd.	325,880	314,077

Peru—1.4%
Credicorp, Ltd.	4,265	248,223

Philippines—1.1%
SM Investments Corp.	32,490	205,911

Russia—11.3%
Eurasia Drilling Co., Ltd. GDR (f)	21,669	242,043
Gazprom OAO Sponsored ADR	14,650	296,662
Novatek OAO Sponsored GDR	5,258	250,807
OAO TMK GDR	21,469	222,419

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  47

Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

Rosneft Oil Co. GDR	73,274	$399,343
Sberbank	97,550	123,401
Uralkali Sponsored GDR	16,425	264,442
X5 Retail Group NV GDR (a)	16,400	250,100

Total Russia		2,049,217

South Africa—9.0%
Barloworld, Ltd.	23,620	118,847
Exxaro Resources, Ltd. Sponsored ADR	23,500	231,005
Gold Fields, Ltd. Sponsored ADR	15,609	188,088
MTN Group, Ltd.	19,907	305,424
Murray & Roberts Holdings, Ltd.	65,480	424,574
Standard Bank Group, Ltd.	32,268	371,168

Total South Africa		1,639,106

South Korea—3.6%
Hyundai Development Co.	5,390	170,718
LG Dacom Corp.	14,390	199,367
Samsung Engineering Co., Ltd.	4,130	274,588

Total South Korea		644,673

Taiwan—7.5%
Global Unichip Corp.	34,000	159,585
Hon Hai Precision Industry Co., Ltd.	51,027	310,244
Hung Poo Real Estate Development Corp.	119,000	149,430
Richtek Technology Corp.	29,000	182,521
Wistron Corp. GDR	21,405	355,558
Yuanta Financial Holding Co., Ltd.	316,000	212,850

Total Taiwan		1,370,188

Thailand—1.6%
PTT Exploration & Production PCL	71,400	285,013

Description	Shares	Value

Turkey—5.0%
BIM Birlesik Magazalar AS	7,960	$278,972
Tofas Turk Otomobil Fabrikasi AS	142,520	249,743
Turkiye Garanti Bankasi AS ADR (a)	138,410	375,506

Total Turkey		904,221

United Kingdom—2.0%
Cairn Energy PLC (a)	9,621	370,703

United States—1.3%
NII Holdings, Inc. (a)	12,402	236,506

Total Common Stocks
(Identified cost $13,740,834)		15,895,888

Preferred Stock—1.2%

Brazil—1.2%
Gerdau SA Sponsored ADR
(Identified cost $176,694)	20,620	215,891

Short-Term Investment—4.8%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $863,036) (b)	863,036	863,036

Total Investments—93.5%
(Identified cost $14,780,564) (c)		$16,974,815

Cash and Other Assets in Excess of Liabilities—6.5%		1,186,851

Net Assets—100.0%		$18,161,666

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio

Corporate Bonds—96.1%

Aerospace & Defense—2.3%
BE Aerospace, Inc.,
8.50%, 07/01/18	$ 525	$494,813
Bombardier, Inc.,
8.00%, 11/15/14 (f)	550	517,687
L-3 Communications Corp.,
7.625%, 06/15/12	600	601,500

		1,614,000

Automotive—1.3%
ArvinMeritor, Inc.,
8.125%, 09/15/15	215	112,875
Ford Motor Credit Co.,
7.00%, 10/01/13	850	683,427
GMAC LLC,
6.75%, 12/01/14 (f)	165	129,525
Venture Holdings Co. LLC,
12.00%, 06/01/14 (a), (g)	2,840	284

		926,111

Building Materials—3.1%
General Cable Corp.,
7.125%, 04/01/17	439	398,392
Legrand SA,
8.50%, 02/15/25	925	796,701
Owens Corning, Inc.,
9.00%, 06/15/19	725	703,231
USG Corp.,
9.25%, 01/15/18	325	276,250

		2,174,574

Cable Television—6.0%
Cablevision Systems Corp.,
8.00%, 04/15/12	725	717,750
DirecTV Holdings LLC:
6.375%, 06/15/15	400	370,000
8.375%, 03/15/13	450	451,125
EchoStar DBS Corp.,
6.625%, 10/01/14	810	747,225
Kabel Deutschland GmbH,
10.625%, 07/01/14	350	360,938

Description	Principal Amount (000)	Value

Mediacom Broadband LLC,
8.50%, 10/15/15	$475	$427,500
Videotron Ltee,
6.875%, 01/15/14	525	485,625
Virgin Media Finance PLC,
9.125%, 08/15/16	675	649,687

		4,209,850

Chemicals—2.4%
Momentive Performance Materials, Inc.,
9.75%, 12/01/14	275	122,375
Mosaic Global Holdings, Inc.,
7.30%, 01/15/28	775	660,254
Nalco Co.,
7.75%, 11/15/11	150	150,000
NOVA Chemicals Corp.,
6.50%, 01/15/12	262	246,280
Terra Capital, Inc.,
7.00%, 02/01/17	600	548,250

		1,727,159

Computer Services—0.7%
SunGard Data Systems, Inc.,
10.25%, 08/15/15	524	484,045

Diversified—2.7%
Leucadia National Corp.,
7.00%, 08/15/13	950	874,000
SPX Corp.,
7.625%, 12/15/14	535	516,275
Tyco International Finance SA,
6.875%, 01/15/21	575	543,728

		1,934,003

Drugs—0.7%
Elan Finance PLC,
7.75%, 11/15/11	500	462,500

Electric Generation—3.4%
AES Corp.,
7.75%, 03/01/14	800	758,000
Edison Mission Energy,
7.50%, 06/15/13	675	604,125
NRG Energy, Inc.,
7.375%, 01/15/17	600	565,500
RRI Energy, Inc.,
6.75%, 12/15/14	525	505,969

		2,433,594

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 49

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio
(continued)

Electric-Integrated—1.1%
CMS Energy Corp.,
8.50%, 04/15/11	$525	$543,396
Texas Competitive Electric
Holdings Co. LLC,
10.25%, 11/01/15	350	217,875

		761,271

Electronics—0.3%
Freescale Semiconductor, Inc.,
8.875%, 12/15/14	225	113,625
NXP BV,
7.875%, 10/15/14	250	113,750

		227,375

Energy Exploration & Production—5.7%
Chesapeake Energy Corp.,
6.375%, 06/15/15	800	712,000
Compagnie Generale de Geophysique,
7.50%, 05/15/15	750	688,125
Nabors Industries, Inc.,
9.25%, 01/15/19 (f)	600	691,786
OPTI Canada, Inc.,
8.25%, 12/15/14	325	214,500
PetroHawk Energy Corp.,
9.125%, 07/15/13	600	597,000
Plains Exploration & Production Co.,
7.75%, 06/15/15	825	771,375
Seitel, Inc.,
9.75%, 02/15/14	525	341,250

		4,016,036

Energy Services—1.4%
Pride International, Inc.,
7.375%, 07/15/14	525	521,063
Tesoro Corp.,
6.50%, 06/01/17	525	448,875

		969,938

Environmental—1.0%
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	725,714

Description	Principal Amount (000)	Value

Financial Services—0.0%
Finance One PLC,
0.00%, 01/03/10 (a), (e), (g)	$20,000	$0
Morgan Guarantee Trust,
0.00%, 07/31/09 (a), (e), (g)	10,569	0

		0

Food & Beverages—2.6%
Constellation Brands, Inc.,
7.25%, 05/15/17	700	647,500
Dean Foods Co.,
7.00%, 06/01/16	800	730,000
NBTY, Inc.,
7.125%, 10/01/15	475	444,125

		1,821,625

Forest & Paper Products—2.5%
Georgia-Pacific Corp.:
8.125%, 05/15/11	300	300,000
9.50%, 12/01/11	500	515,000
International Paper Co.,
7.40%, 06/15/14	400	398,183
Smurfit Capital Funding PLC,
7.50%, 11/20/25	750	536,250

		1,749,433

Gaming—3.9%
Ameristar Casinos, Inc.,
9.25%, 06/01/14 (f)	700	714,000
Mandalay Resorts Group,
9.375%, 02/15/10	835	793,250
Mohegan Tribal Gaming Authority,
7.125%, 08/15/14	300	204,000
Scientific Games Corp.,
7.875%, 06/15/16 (f)	525	498,750
Wynn Las Vegas LLC,
6.625%, 12/01/14	635	558,800

		2,768,800

Gas Distribution—5.7%
Copano Energy LLC,
7.75%, 06/01/18	700	631,750
El Paso Corp.,
7.00%, 06/15/17	650	591,990
Ferrellgas Partners LP,
8.75%, 06/15/12	684	636,120

The accompanying notes are an integral part of these financial statements.

50 Semi-Annual Report

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio
(continued)
Inergy LP,
8.75%, 03/01/15 (f)	$525	$513,188
Kinder Morgan, Inc.,
6.50%, 09/01/12	675	659,812
MarkWest Energy Partners LP,
8.50%, 07/15/16	500	430,000
The Williams Cos., Inc.,
8.75%, 03/15/32	550	552,750

		4,015,610

Health Services—8.6%
Biomet, Inc.,
10.00%, 10/15/17	425	432,438
Community Health Systems, Inc.,
8.875%, 07/15/15	600	588,000
DaVita, Inc.,
6.625%, 03/15/13	575	541,937
Fresenius US Finance II, Inc.,
9.00%, 07/15/15 (f)	525	547,312
HCA, Inc.,
9.25%, 11/15/16	675	664,875
Health Management Associates, Inc.,
6.125%, 04/15/16	500	428,750
HealthSouth Corp.,
10.75%, 06/15/16	515	517,575
Senior Housing Properties Trust,
7.875%, 04/15/15	179	161,995
Service Corp. International,
6.75%, 04/01/16	750	676,875
Tenet Healthcare Corp.,
7.375%, 02/01/13	500	450,000
The Cooper Cos., Inc.,
7.125%, 02/15/15	525	489,563
Ventas Realty LP,
6.50%, 06/01/16	650	582,562

		6,081,882

Hotels—1.8%
Felcor Lodging LP,
9.00%, 06/01/11	575	506,000
Host Hotels & Resorts, Inc.,
7.125%, 11/01/13	850	799,000

		1,305,000

Description	Principal Amount (000)	Value

Leisure & Entertainment—2.2%
AMC Entertainment, Inc.,
8.00%, 03/01/14	$497	$423,693
Royal Caribbean Cruises, Ltd.:
7.25%, 06/15/16	300	237,000
8.00%, 05/15/10	400	400,000
Speedway Motorsports, Inc.,
6.75%, 06/01/13	525	504,000

		1,564,693

Machinery—0.8%
Case New Holland, Inc.,
7.125%, 03/01/14	650	593,125

Manufacturing—0.8%
Ingersoll-Rand Global Holding Co., Ltd.,
9.50%, 04/15/14	550	602,298

Media—4.2%
CBS Corp.,
8.875%, 05/15/19	700	682,227
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14	600	525,000
ION Media Networks, Inc.,
11.00%, 07/31/13 (a), (g)	25	2
Lamar Media Corp.,
7.25%, 01/01/13	600	570,750
Viacom, Inc.,
6.25%, 04/30/16	450	443,322
WMG Acquisition Corp.,
9.50%, 06/15/16 (f)	725	721,375

		2,942,676

Metals & Mining—4.8%
Alcoa, Inc.,
5.72%, 02/23/19	650	515,573
Arch Western Finance LLC,
6.75%, 07/01/13	775	707,187
Century Aluminum Co.,
7.50%, 08/15/14	200	136,500
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/15	650	656,500
8.375%, 04/01/17	100	100,750
Massey Energy Co.,
6.875%, 12/15/13	550	503,250
Peabody Energy Corp.,
6.875%, 03/15/13	750	742,500

		3,362,260

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 51

Description	Principal Amount (000)	Value

Lazard U.S. High Yield Portfolio
(continued)
Packaging—1.0%
Owens-Brockway Glass Container, Inc.,
8.25%, 05/15/13	$675	$678,375

Printing & Publishing—0.6%
Deluxe Corp.,
7.375%, 06/01/15	525	420,000

Real Estate—1.5%
AMR Real Estate Partners LP:
7.125%, 02/15/13	500	451,250
8.125%, 06/01/12	350	322,000
Forest City Enterprises, Inc.,
7.625%, 06/01/15	475	299,250

		1,072,500

Retail—3.5%
AutoNation, Inc.,
7.00%, 04/15/14	650	625,625
Ingles Markets, Inc.,
8.875%, 05/15/17 (f)	525	517,125
Saks, Inc.,
9.875%, 10/01/11	585	570,375
Stater Brothers Holdings, Inc.,
8.125%, 06/15/12	775	763,375

		2,476,500

Steel-Producers—2.2%
AK Steel Corp.,
7.75%, 06/15/12	625	606,250
Steel Dynamics, Inc.,
7.375%, 11/01/12	540	511,650
United States Steel Corp.,
6.05%, 06/01/17	475	405,125

		1,523,025

Support Services—6.4%
ARAMARK Corp.,
8.50%, 02/01/15	600	582,000
Avis Budget Car Rental LLC:
7.625%, 05/15/14	640	454,400
7.75%, 05/15/16	110	76,450

Description	Principal Amount (000)	Value

Corrections Corp. of America,
6.25%, 03/15/13	$ 675	$639,563
Expedia, Inc.,
8.50%, 07/01/16 (f)	375	360,000
Hertz Corp.,
8.875%, 01/01/14	650	598,000
Iron Mountain, Inc.,
8.625%, 04/01/13	600	598,500
Ticketmaster Entertainment, Inc.,
10.75%, 08/01/16 (f)	350	311,500
United Rentals North America, Inc.,
6.50%, 02/15/12	625	606,250
West Corp.,
11.00%, 10/15/16	350	292,250

		4,518,913

Telecommunications—9.0%
American Tower Corp.,
7.125%, 10/15/12	400	402,500
Citizens Communications Co.,
6.25%, 01/15/13	1,000	920,000
Crown Castle International Corp.,
9.00%, 01/15/15	575	585,063
Intelsat Bermuda, Ltd.,
11.25%, 06/15/16	350	357,000
Intelsat Corp.,
9.25%, 08/15/14 (f)	375	362,813
Level 3 Financing, Inc.,
9.25%, 11/01/14	650	533,000
Qwest Corp.,
7.875%, 09/01/11	800	800,000
Rogers Wireless Communications, Inc.,
9.625%, 05/01/11	1,000	1,090,820
Sprint Capital Corp.,
6.90%, 05/01/19	825	682,687
Windstream Corp.,
8.625%, 08/01/16	675	646,312

		6,380,195

Transportation—1.9%
Kansas City Southern Railway Co.,
13.00%, 12/15/13	500	550,000
Stena AB,
7.50%, 11/01/13	975	821,438

		1,371,438

Total Corporate Bonds
(Identified cost $73,395,302)		67,914,518

The accompanying notes are an integral part of these financial statements.

52 Semi-Annual Report

Description	Shares	Value

Preferred Stock—0.0%

Media—0.0%
ION Media Networks, Inc.,
12.00%, 08/31/13
(Identified cost $1,551)	1	$256

Warrant—0.0%

Cable Television—0.0%
Ono Finance PLC,
03/16/11 (a), (f), (h)
(Identified cost $64,841)	470	5

Description	Shares	Value

Short-Term Investment—1.4%
State Street Institutional Treasury
Money Market Fund, 0.02%
(Identified cost $977,635) (b)	977,635	$977,635

Total Investments—97.5%
(Identified cost $74,439,329) (c)		$68,892,414

Cash and Other Assets in
Excess of Liabilities—2.5%		1,746,588

Net Assets—100.0%		$70,639,002

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 53

Description	Shares	Value

Lazard Capital Allocator Opportunistic Strategies Portfolio

Exchange-Traded Funds—85.7%
iShares Barclays 20+ Year Treasury Bond Fund	35,700	$3,376,149
iShares Barclays MBS Fixed-Rate Bond Fund	20,700	2,179,296
iShares DJ STOXX 600 Automobiles & Parts (DE)	17,000	515,603
iShares iBoxx $ High Yield Corporate Bond Fund	46,000	3,666,660
iShares iBoxx $ Investment Grade Corporate Bond Fund	121,500	12,184,020
iShares MSCI All Country Asia ex-Japan Index Fund	194,200	8,502,076
iShares MSCI Brazil Index Fund	58,700	3,109,339
iShares S&P Global Consumer Discretionary Sector Index Fund	136,500	4,815,720
iShares S&P Global Consumer Staples Index Fund	176,300	8,273,759
iShares S&P Global Healthcare Sector Index Fund	193,700	8,358,155
iShares S&P Global Materials Index Fund	133,300	6,202,449
iShares S&P National Municipal Bond Fund	82,300	8,199,549
Market Vectors Agribusiness ETF	87,300	3,007,485
Market Vectors Global Alternative Energy ETF	239,000	5,819,650
Market Vectors Steel Index Fund	1,700	71,621
Next Funds Topix-17 Automobiles & Transportation Equipment ETF	4,556	562,317
PowerShares Dynamic Oil & Gas Services Portfolio	279,800	3,813,674
PowerShares Global Nuclear Energy Portfolio	300,000	5,130,000
PowerShares Water Resources Portfolio	441,800	6,503,296

Description	Shares	Value

Rydex Inverse 2x S&P 500 ETF	21,300	$1,893,783
Rydex S&P Equal Weight ETF	273,500	8,426,535
SPDR Barclays Capital Aggregate Bond ETF	210,000	11,497,500
SPDR Gold Trust (a)	113,300	10,330,694
United States Natural Gas Fund LP (a)	383,000	5,312,210
Vanguard Information Technology Index ETF	247,500	10,538,550
Vanguard Pacific ETF	86,000	3,976,640

Total Exchange-Traded Funds (Identified cost $149,399,015)		146,266,730

Closed-End Management Investment Companies—5.6%
Eaton Vance Limited Duration Income Fund	335,000	4,291,350
MFS Intermediate Income Trust	160,000	1,056,000
MFS Multimarket Income Trust	746,500	4,277,445

Total Closed-End Management Investment Companies (Identified cost $9,353,004)		9,624,795

Short-Term Investment—9.4%
State Street Institutional Treasury Money Market Fund, 0.02% (Identified cost $15,995,167) (b)	15,995,167	15,995,167

Total Investments—100.7% (Identified cost $174,747,186) (c)		$171,886,692

Liabilities in Excess of Cash and Other Assets—(0.7)%		(1,269,254)

Net Assets—100.0%		$170,617,438

The accompanying notes are an integral part of these financial statements.

54 Semi-Annual Report

Lazard Capital Allocator Opportunistic Strategies Portfolio (concluded)

Forward Currency Contracts open at June 30, 2009:

Forward Currency Contracts	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation

Forward Currency Purchase Contract

EUR	07/29/09	2,900,000	$4,112,927	$4,068,361	$44,566

Forward Currency Sale Contract

GBP	07/29/09	2,535,789	4,112,927	4,171,794	58,867

Gross unrealized depreciation on Forward Currency Purchase and Sale Contracts					$103,433

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 55

The Lazard Funds, Inc. Notes to Portfolios of Investments June 30, 2009 (unaudited)

(a)	Non-income producing security.
(b)	Rate shown reflects 7 day yield as of June 30, 2009.
(c)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Equity Value	$8,370,774	$246,408	$1,198,270	$(951,862)
U.S. Strategic Equity	67,618,580	2,859,762	5,957,673	(3,097,911)
U.S. Mid Cap Equity	183,795,632	12,651,918	19,679,115	(7,027,197)
U.S. Small-Mid Cap Equity	44,471,422	6,324,589	1,577,145	4,747,444
International Equity	159,962,358	5,772,351	30,419,798	(24,647,447)
International Equity Select	9,302,607	496,914	1,341,388	(844,474)
International Strategic Equity	289,510,510	18,735,257	40,922,720	(22,187,463)
International Small Cap Equity	73,605,751	3,939,072	16,399,085	(12,460,013)
Emerging Markets Equity	7,540,903,729	469,336,190	658,278,928	(188,942,738)
Developing Markets Equity	14,780,564	2,458,160	263,909	2,194,251
U.S. High Yield	74,439,329	1,643,109	7,190,024	(5,546,915)
Capital Allocator Opportunistic Strategies	174,747,186	7,135,625	9,996,119	(2,860,494)

(d)	Received from in-kind subscription; security valued at zero.
(e)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.
(f)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2009, these securities amounted to 1.3% and 8.3% of net assets of Lazard Developing Markets Equity Portfolio and Lazard U.S. High Yield Portfolio, respectively, and are considered to be liquid.

(g)	Issue in default.
(h)	Date shown is the expiration date.

Security Abbreviations:
ADR — American Depositary Receipt
ETF — Exchange-Traded Fund
EUR — Euro
GBP — British Pound Sterling
GDR — Global Depositary Receipt
REIT — Real Estate Investment Trust
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

56 Semi-Annual Report

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

Industry	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio

Agriculture	—%	0.5%	—%	—%	1.9%	1.5%
Alcohol & Tobacco	6.4	8.9	7.3	—	4.5	0.4
Automotive	1.0	—	1.8	—	0.3	1.4
Banking	13.2	12.8	7.0	3.1	15.9	21.4
Building Materials	—	—	—	—	1.2	—
Cable Television	—	—	1.1	—	—	1.5
Chemicals	—	—	—	3.4	—	—
Commercial Services	2.8	—	1.8	14.2	0.9	—
Computer Software	—	—	—	—	1.5	—
Construction & Engineering	1.0	—	0.9	2.5	3.6	4.8
Consumer Products	1.0	2.0	2.3	3.5	3.9	—
Drugs	7.7	11.6	5.9	2.1	—	—
Electric	3.1	1.3	6.6	—	1.5	—
Energy	—	—	—	1.3	—	—
Energy Exploration & Production	1.8	—	1.6	—	4.4	6.5
Energy Integrated	9.7	9.7	6.1	0.9	5.1	7.4
Energy Services	—	—	—	3.4	1.1	2.6
Financial Services	1.3	1.8	6.3	4.6	8.7	2.1
Food & Beverages	4.9	4.5	4.0	2.0	2.6	—
Forest & Paper Products	—	—	—	1.0	1.5	1.4
Gas Utilities	1.9	1.5	2.3	—	—	1.8
Health Services	—	—	—	4.1	—	—
Housing	3.3	—	4.4	2.9	1.3	1.0
Insurance	6.4	11.2	8.7	3.0	—	—
Leisure & Entertainment	2.2	0.5	5.8	0.8	1.7	—
Manufacturing	7.4	4.8	6.5	18.5	1.8	2.9
Medical Products	—	—	—	7.4	—	—
Metals & Mining	0.5	3.0	—	—	3.6	3.5
Real Estate	1.5	2.2	1.8	—	0.1	6.8
Retail	2.3	3.6	1.0	5.4	2.4	5.3
Semiconductors & Components	3.2	5.6	1.4	1.5	3.4	3.6
Technology	—	—	0.9	4.2	0.6	0.6
Technology Hardware	3.9	4.3	1.5	3.0	3.2	3.7
Telecommunications	8.4	9.2	9.0	—	13.0	7.4
Transportation	2.3	—	1.4	3.4	2.4	1.1

Subtotal	97.2	99.0	97.4	96.2	92.1	88.7
Short-Term Investments	2.9	0.4	1.6	0.1	9.9	4.8

Total Investments	100.1%	99.4%	99.0%	96.3%	102.0%	93.5%

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 57

The Lazard Funds, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2009	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

ASSETS
Investments in securities, at value	$7,418,912	$64,520,669
Cash	—	—
Foreign currency	—	—
Receivables for:
Investments sold	20,332	—
Dividends and interest	9,435	72,186
Capital stock sold	17,780	47,707
Amount due from Investment Manager (Note 3)	8,056	—

Total assets	7,474,515	64,640,562

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—
Management fees	—	38,681
Accrued distribution fees	39	1,497
Accrued directors’ fees	108	1,038
Investments purchased	250,865	—
Capital stock redeemed	—	12,658
Other accrued expenses and payables	56,536	65,022

Total liabilities	307,548	118,896

Net assets	$7,166,967	$64,521,666

NET ASSETS
Paid in capital	$11,401,165	$97,581,895
Undistributed (distributions in excess of) net investment income (loss)	47,316	411,344
Accumulated net realized loss	(3,329,652)	(30,373,662)
Net unrealized appreciation (depreciation) on:
Investments	(951,862)	(3,097,911)
Foreign currency	—	—

Net assets	$7,166,967	$64,521,666

Institutional Shares
Net assets	$6,949,632	$57,176,646
Shares of capital stock outstanding*	968,607	8,690,802
Net asset value, offering and redemption price per share	$7.17	$6.58

Open Shares
Net assets	$217,335	$7,345,020
Shares of capital stock outstanding*	30,150	1,114,360
Net asset value, offering and redemption price per share	$7.21	$6.59

Cost of investments in securities	$8,370,774	$67,618,580
Cost of foreign currency	$—	$—

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

58 Semi-Annual Report

June 30, 2009	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

ASSETS
Investments in securities, at value	$176,768,435	$49,218,866	$135,314,911	$8,458,133
Cash	—	506	546	—
Foreign currency	—	—	26,001	—
Receivables for:
Investments sold	771,207	1,583,516	—	200,479
Dividends and interest	206,045	9,876	670,662	34,797
Capital stock sold	520,523	65,994	60,845	20,220
Amount due from Investment Manager (Note 3)	—	—	—	9,355

Total assets	178,266,210	50,878,758	136,072,965	8,722,984

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—	—	50,247
Management fees	109,247	30,989	84,349	—
Accrued distribution fees	13,667	2,337	3,267	1,091
Accrued directors’ fees	2,754	730	2,195	154
Investments purchased	261,732	665,400	652,270	109,741
Capital stock redeemed	197,200	12,563	123,386	—
Other accrued expenses and payables	85,675	62,855	90,319	51,937

Total liabilities	670,275	774,874	955,786	213,170

Net assets	$177,595,935	$50,103,884	$135,117,179	$8,509,814

NET ASSETS
Paid in capital	$321,834,692	$74,800,564	$194,014,050	$13,928,899
Undistributed (distributions in excess of) net investment income (loss)	741,981	(19,089)	2,594,914	174,131
Accumulated net realized loss	(137,953,541)	(29,425,035)	(36,856,986)	(4,749,862)
Net unrealized appreciation (depreciation) on:
Investments	(7,027,197)	4,747,444	(24,647,447)	(844,474)
Foreign currency	—	—	12,648	1,120

Net assets	$177,595,935	$50,103,884	$135,117,179	$8,509,814

Institutional Shares
Net assets	$110,532,018	$38,520,192	$119,156,964	$3,287,486
Shares of capital stock outstanding*	13,414,005	4,311,720	10,924,293	503,263
Net asset value, offering and redemption price per share	$8.24	$8.93	$10.91	$6.53

Open Shares
Net assets	$67,063,917	$11,583,692	$15,960,215	$5,222,328
Shares of capital stock outstanding*	8,255,743	1,321,152	1,451,065	798,197
Net asset value, offering and redemption price per share	$8.12	$8.77	$11.00	$6.54

Cost of investments in securities	$183,795,632	$44,471,422	$159,962,358	$9,302,607
Cost of foreign currency	$—	$—	$26,208	$—

Semi-Annual Report 59

June 30, 2009	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

ASSETS
Investments in securities, at value	$267,323,047	$61,145,738
Cash	—	—
Foreign currency	184,910	23,186
Receivables for:
Capital stock sold	543,244	48,283
Investments sold	3,400,925	8,865,246
Dividends and interest	1,775,596	222,148
Amount due from Investment Manager (Note 3)	—	—
Deferred offering expenses	—	—

Total assets	273,227,722	70,304,601

LIABILITIES
Payables for:
Management fees	169,066	36,487
Accrued distribution fees	2,397	6,094
Accrued directors’ fees	4,246	1,204
Investments purchased	2,884,845	—
Capital stock redeemed	16,938	42,912
Dividends	—	—
Line of credit outstanding	—	6,600,000
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	118,259	112,175

Total liabilities	3,195,751	6,798,872

Net assets	$270,031,971	$63,505,729

NET ASSETS
Paid in capital	$387,699,067	$155,308,577
Undistributed (distributions in excess of) net investment income	6,674,340	879,211
Accumulated net realized loss	(102,180,537)	(80,221,403)
Net unrealized appreciation (depreciation) on:
Investments	(22,229,323)	(12,460,013)
Foreign currency and forward currency contracts	68,424	(643)

Net assets	$270,031,971	$63,505,729

Institutional Shares
Net assets	$258,721,829	$33,671,664
Shares of capital stock outstanding*	32,726,149	6,028,628
Net asset value, offering and redemption price per share	$7.91	$5.59

Open Shares
Net assets	$11,310,142	$29,834,065
Shares of capital stock outstanding*	1,433,015	5,323,384
Net asset value, offering and redemption price per share	$7.89	$5.60

Cost of investments in securities	$289,510,510	$73,605,751
Cost of foreign currency	$184,818	$23,460

* $0.001 par value 2,350,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

60 Semi-Annual Report

June 30, 2009	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

ASSETS
Investments in securities, at value	$7,351,960,991	$16,974,815	$68,892,414	$171,886,692
Cash	—	—	—	42,008
Foreign currency	34,641,102	29,223	—	—
Receivables for:
Capital stock sold	67,417,280	1,374,997	747,956	58,532
Investments sold	39,054,526	159,770	—	—
Dividends and interest	24,126,899	30,287	1,375,442	231
Amount due from Investment Manager (Note 3)	—	10,903	—	—
Deferred offering expenses	—	12,239	—	—

Total assets	7,517,200,798	18,592,234	71,015,812	171,987,463

LIABILITIES
Payables for:
Management fees	5,774,392	—	13,896	100,157
Accrued distribution fees	355,091	1,026	1,723	2,330
Accrued directors’ fees	78,030	121	990	2,170
Investments purchased	291,615,491	362,929	—	1,087,807
Capital stock redeemed	8,983,219	2,814	118,933	25,213
Dividends	725	—	184,009	—
Line of credit outstanding	—	—	—	—
Gross unrealized depreciation on forward currency contracts	—	—	—	103,433
Other accrued expenses and payables	2,643,004	63,678	57,259	48,915

Total liabilities	309,449,952	430,568	376,810	1,370,025

Net assets	$7,207,750,846	$18,161,666	$70,639,002	$170,617,438

NET ASSETS
Paid in capital	$8,937,566,923	$17,172,003	$120,739,136	$214,648,452
Undistributed (distributions in excess of) net investment income	79,786,541	(2,955)	(284,000)	974,831
Accumulated net realized loss	(1,617,900,415)	(1,201,325)	(44,269,219)	(42,044,675)
Net unrealized appreciation (depreciation) on:
Investments	(192,051,401)	2,194,251	(5,546,915)	(2,860,494)
Foreign currency and forward currency contracts	349,198	(308)	—	(100,676)

Net assets	$7,207,750,846	$18,161,666	$70,639,002	$170,617,438

Institutional Shares
Net assets	$5,377,402,661	$10,867,359	$61,570,205	$158,759,450
Shares of capital stock outstanding*	377,058,809	1,109,708	14,332,276	19,902,662
Net asset value, offering and redemption price per share	$14.26	$9.79	$4.30	$7.98

Open Shares
Net assets	$1,830,348,185	$7,294,307	$9,068,797	$11,857,988
Shares of capital stock outstanding*	126,621,109	745,453	2,101,458	1,486,721
Net asset value, offering and redemption price per share	$14.46	$9.79	$4.32	$7.98

Cost of investments in securities	$7,540,903,729	$14,780,564	$74,439,329	$174,747,186
Cost of foreign currency	$34,466,287	$29,128	$—	$—

Semi-Annual Report 61

The Lazard Funds, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2009	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio

Investment Income (Loss)

Income
Dividends	$98,857	$732,041
Interest	30	153

Total investment income*	98,887	732,194

Expenses
Management fees	23,606	221,911
Custodian fees	29,196	31,007
Administration fees	25,502	30,713
Professional services	25,093	26,458
Distribution fees (Open Shares)	180	8,487
Registration fees	10,288	11,776
Shareholders’ services	6,506	7,453
Shareholders’ reports	139	1,925
Directors’ fees and expenses	252	2,399
Other	1,830	3,847

Total gross expenses	122,592	345,976

Management fees waived and expenses reimbursed	(81,525)	(25,121)
Administration fees waived	(9,375)	—
Expense reductions	—	(5)

Total net expenses	31,692	320,850

Net investment income (loss)	67,195	411,344

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(1,201,871)	(8,330,426)
Foreign currency	—	—
Net change in unrealized appreciation on:
Investments	1,335,086	11,163,439
Foreign currency	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	133,215	2,833,013

Net increase in net assets resulting from operations	$200,410	$3,244,357

* Net of foreign withholding taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

62 Semi-Annual Report

For the Six Months Ended June 30, 2009	Lazard U.S. Mid Cap Equity Portfolio	Lazard U.S. Small-Mid Cap Equity Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio

Investment Income (Loss)

Income
Dividends	$1,522,562	$267,023	$3,193,116	$214,450
Interest	860	192	458	18

Total investment income*	1,523,422	267,215	3,193,574	214,468

Expenses
Management fees	590,310	160,197	454,953	34,696
Custodian fees	38,260	36,696	70,067	40,665
Administration fees	40,537	29,067	36,927	25,612
Professional services	28,976	26,059	28,311	25,158
Distribution fees (Open Shares)	75,705	12,271	17,281	6,046
Registration fees	13,984	11,532	11,275	10,486
Shareholders’ services	10,447	8,320	8,767	6,851
Shareholders’ reports	13,128	4,547	10,115	1,027
Directors’ fees and expenses	6,378	1,722	5,031	355
Other	7,773	3,265	6,497	1,937

Total gross expenses	825,498	293,676	649,224	152,833

Management fees waived and expenses reimbursed	—	—	—	(98,636)
Administration fees waived	—	—	—	—
Expense reductions	—	—	(27)	—

Total net expenses	—	—	649,197	54,197

Net investment income (loss)	697,924	(26,461)	2,544,377	160,271

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(27,761,380)	(8,196,351)	(17,869,551)	(2,504,622)
Foreign currency	—	—	45,440	(1,203)
Net change in unrealized appreciation on:
Investments	42,275,791	14,826,198	19,693,446	2,391,888
Foreign currency	—	—	14,274	1,411

Net realized and unrealized gain (loss) on investments and foreign currency	14,514,411	6,629,847	1,883,609	(112,526)

Net increase in net assets resulting from operations	$15,212,335	$6,603,386	$4,427,986	$47,745

* Net of foreign withholding taxes of	$—	$—	$352,672	$27,432

Semi-Annual Report 63

For the Six Months Ended June 30, 2009	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Equity Portfolio

Investment Income

Income
Dividends	$6,725,260	$1,374,819
Interest	2,551	—

Total investment income*	6,727,811	1,374,819

Expenses
Management fees	898,172	286,383
Custodian fees	106,925	61,773
Distribution fees (Open Shares)	13,650	33,297
Shareholders’ services	7,728	26,044
Shareholders’ reports	7,870	23,484
Administration fees	48,746	32,432
Professional services	31,095	27,431
Directors’ fees and expenses	9,783	3,351
Registration fees	12,748	16,814
Amortization of offering expenses	—	—
Other	10,890	5,502

Total gross expenses	1,147,607	516,511

Management fees waived and expenses reimbursed	—	(27,470)
Administration fees waived	—	—
Expense reductions	—	—

Total net expenses	—	489,041

Net investment income	5,580,204	885,778

Net Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(54,309,182)	(42,985,135)
Options	—	—
Foreign currency and forward currency contracts	(4,147)	(49,218)
Net change in unrealized appreciation (depreciation) on:
Investments**	61,672,212	47,114,659
Foreign currency and forward currency contracts	39,289	(9,593)

Net realized and unrealized gain on investments, options, foreign currency and forward currency contracts	7,398,172	4,070,713

Net increase in net assets resulting from operations	$12,978,376	$4,956,491

* Net of foreign withholding taxes of	$748,679	$185,087

** Includes net change in unrealized foreign capital gains taxes of	$41,860	$—

The accompanying notes are an integral part of these financial statements.

64 Semi-Annual Report

For the Six Months Ended June 30, 2009	Lazard Emerging Markets Equity Portfolio	Lazard Developing Markets Equity Portfolio	Lazard U.S. High Yield Portfolio	Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Income

Income
Dividends	$118,871,339	$92,935	$411	$1,269,348
Interest	38,194	47	2,600,800	753

Total investment income*	118,909,533	92,982	2,601,211	1,270,101

Expenses
Management fees	25,954,428	41,629	158,162	591,494
Custodian fees	2,005,081	53,798	31,139	25,758
Distribution fees (Open Shares)	1,636,514	1,635	8,843	12,037
Shareholders’ services	1,227,235	8,105	7,135	6,804
Shareholders’ reports	1,068,702	432	1,140	2,362
Administration fees	333,929	25,705	30,547	36,625
Professional services	137,403	25,100	26,208	27,891
Directors’ fees and expenses	180,169	271	2,178	4,814
Registration fees	77,587	10,412	11,401	14,301
Amortization of offering expenses	—	24,078	—	11,190
Other	165,647	1,750	3,374	6,091

Total gross expenses	32,786,695	192,915	280,127	739,367

Management fees waived and expenses reimbursed	—	(127,460)	(111,340)	(121,598)
Administration fees waived	—	(9,375)	—	—
Expense reductions	(3,031)	—	(13)	—

Total net expenses	32,783,664	56,080	168,774	617,769

Net investment income	86,125,869	36,902	2,432,437	652,332

Net Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currency and Forward Currency Contracts
Net realized gain (loss) on:
Investments	(1,169,616,215)	(614,323)	(2,525,874)	(23,235,478)
Options	—	—	—	844,816
Foreign currency and forward currency contracts	(6,309,320)	(40,689)	—	(511,071)
Net change in unrealized appreciation (depreciation) on:
Investments**	2,656,462,105	4,031,838	9,768,363	32,562,673
Foreign currency and forward currency contracts	742,157	(395)	—	410,395

Net realized and unrealized gain on investments, options, foreign currency and forward currency contracts	1,481,278,727	3,376,431	7,242,489	10,071,335

Net increase in net assets resulting from operations	$1,567,404,596	$3,413,333	$9,674,926	$10,723,667

* Net of foreign withholding taxes of	$7,775,659	$7,286	$—	$—

** Includes net change in unrealized foreign capital gains taxes of	$3,108,663	$—	$—	$—

Semi-Annual Report 65

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio		Lazard U.S. Strategic Equity Portfolio

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$67,195	$162,760	$411,344	$1,156,353
Net realized loss on investments	(1,201,871)	(2,053,678)	(8,330,426)	(21,234,218)
Net change in unrealized appreciation (depreciation) on investments	1,335,086	(1,788,388)	11,163,439	(12,941,377)

Net increase (decrease) in net assets resulting from operations	200,410	(3,679,306)	3,244,357	(33,019,242)

Distributions to shareholders
From net investment income
Institutional Shares	—	(156,785)	—	(1,043,206)
Open Shares	—	(2,676)	—	(108,041)
From net realized gains
Institutional Shares	—	—	—	(1,010,118)
Open Shares	—	—	—	(133,846)

Net decrease in net assets resulting from distributions	—	(159,461)	—	(2,295,211)

Capital stock transactions
Net proceeds from sales
Institutional Shares	211,170	1,649,026	2,640,169	13,108,914
Open Shares	74,922	73,000	2,421,154	7,168,549
Net proceeds from reinvestment of distributions
Institutional Shares	—	156,002	—	2,021,822
Open Shares	—	2,610	—	218,883
Cost of shares redeemed
Institutional Shares	(7,966)	(6,344)	(3,098,467)	(17,330,283)
Open Shares	—	(175,786)	(2,652,954)	(7,705,350)

Net increase (decrease) in net assets from capital stock transactions	278,126	1,698,508	(690,098)	(2,517,465)

Redemption fees (Note 2(k))
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net increase in net assets from redemption fees	—	—	—	—

Total increase (decrease) in net assets	478,536	(2,140,259)	2,554,259	(37,831,918)
Net assets at beginning of period	6,688,431	8,828,690	61,967,407	99,799,325

Net assets at end of period*	$7,166,967	$6,688,431	$64,521,666	$61,967,407

* Includes undistributed (distributions in excess of) net investment income (loss) of	$47,316	$(19,879)	$411,344	$—

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	936,319	754,370	8,746,920	8,801,899

Shares sold	33,534	159,324	459,863	1,597,649
Shares issued to shareholders from reinvestment of distributions	—	23,284	—	282,438
Shares redeemed	(1,246)	(659)	(515,981)	(1,935,066)

Net increase (decrease)	32,288	181,949	(56,118)	(54,979)

Shares outstanding at end of period	968,607	936,319	8,690,802	8,746,920

Open Shares
Shares outstanding at beginning of period	19,092	30,169	1,148,843	1,150,059

Shares sold	11,058	7,987	410,934	928,155
Shares issued to shareholders from reinvestment of distributions	—	387	—	29,822
Shares redeemed	—	(19,451)	(445,417)	(959,193)

Net increase (decrease)	11,058	(11,077)	(34,483)	(1,216)

Shares outstanding at end of period	30,150	19,092	1,114,360	1,148,843

The accompanying notes are an integral part of these financial statements.

66 Semi-Annual Report

	Lazard U.S. Mid Cap Equity Portfolio		Lazard U.S. Small-Mid Cap Equity Portfolio

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$697,924	$3,764,015	$(26,461)	$8,716
Net realized loss on investments	(27,761,380)	(104,764,294)	(8,196,351)	(18,331,358)
Net change in unrealized appreciation (depreciation) on investments	42,275,791	(18,538,483)	14,826,198	(11,046,590)

Net increase (decrease) in net assets resulting from operations	15,212,335	(119,538,762)	6,603,386	(29,369,232)

Distributions to shareholders
From net investment income
Institutional Shares	—	(2,377,086)	—	—
Open Shares	—	(1,273,350)	—	—
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net decrease in net assets resulting from distributions	—	(3,650,436)	—	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	17,792,525	60,621,570	2,656,724	2,863,354
Open Shares	6,529,465	35,720,012	1,876,267	4,293,471
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,758,340	—	—
Open Shares	—	1,164,910	—	—
Cost of shares redeemed
Institutional Shares	(20,380,511)	(160,193,161)	(6,061,940)	(53,564,893)
Open Shares	(9,582,667)	(83,887,149)	(2,405,208)	(11,843,891)

Net increase (decrease) in net assets from capital stock transactions	(5,641,188)	(144,815,478)	(3,934,157)	(58,251,959)

Redemption fees (Note 2(k))
Institutional Shares	2,509	7,936	—	13
Open Shares	199	4,090	3	6

Net increase in net assets from redemption fees	2,708	12,026	3	19

Total increase (decrease) in net assets	9,573,855	(267,992,650)	2,669,232	(87,621,172)
Net assets at beginning of period	168,022,080	436,014,730	47,434,652	135,055,824

Net assets at end of period*	$177,595,935	$168,022,080	$50,103,884	$47,434,652

* Includes undistributed (distributions in excess of) net investment income (loss) of	$741,981	$44,057	$(19,089)	$7,372

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	13,826,282	22,311,342	4,863,965	9,484,085

Shares sold	2,447,584	5,567,866	326,586	281,942
Shares issued to shareholders from reinvestment of distributions	—	245,578	—	—
Shares redeemed	(2,859,861)	(14,298,504)	(878,831)	(4,902,062)

Net increase (decrease)	(412,277)	(8,485,060)	(552,245)	(4,620,120)

Shares outstanding at end of period	13,414,005	13,826,282	4,311,720	4,863,965

Open Shares
Shares outstanding at beginning of period	8,699,296	12,865,182	1,406,771	2,205,839

Shares sold	897,718	3,281,183	248,212	458,706
Shares issued to shareholders from reinvestment of distributions	—	164,768	—	—
Shares redeemed	(1,341,271)	(7,611,837)	(333,831)	(1,257,774)

Net increase (decrease)	(443,553)	(4,165,886)	(85,619)	(799,068)

Shares outstanding at end of period	8,255,743	8,699,296	1,321,152	1,406,771

Semi-Annual Report 67

	Lazard International Equity Portfolio		Lazard International Equity Select Portfolio

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (Decrease) in Net Assets
Operations
Net investment income	$2,544,377	$5,465,389	$160,271	$517,405
Net realized loss on investments and foreign currency	(17,824,111)	(5,986,525)	(2,505,825)	(2,226,033)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	19,707,720	(100,336,019)	2,393,299	(6,554,789)

Net increase (decrease) in net assets resulting from operations	4,427,986	(100,857,155)	47,745	(8,263,417)

Distributions to shareholders
From net investment income
Institutional Shares	—	(4,547,423)	—	(212,402)
Open Shares	—	(462,171)	—	(276,939)
From net realized gains
Institutional Shares	—	—	—	(452,412)
Open Shares	—	—	—	(666,239)

Net decrease in net assets resulting from distributions	—	(5,009,594)	—	(1,607,992)

Capital stock transactions
Net proceeds from sales
Institutional Shares	2,647,084	9,641,929	592,938	2,070,592
Open Shares	3,178,078	11,224,487	466,372	1,442,558
Net proceeds from reinvestment of distributions
Institutional Shares	—	3,151,598	—	532,093
Open Shares	—	367,029	—	882,977
Cost of shares redeemed
Institutional Shares	(7,292,927)	(132,981,670)	(1,226,749)	(6,663,138)
Open Shares	(2,542,950)	(18,609,419)	(1,083,497)	(4,699,604)

Net increase (decrease) in net assets from capital stock transactions	(4,010,715)	(127,206,046)	(1,250,936)	(6,434,522)

Redemption fees (Note 2(k))
Institutional Shares	133	222	177	550
Open Shares	70	889	—	16

Net increase (decrease) in net assets from redemption fees	203	1,111	177	566

Total increase (decrease) in net assets	417,474	(233,071,684)	(1,203,014)	(16,305,365)
Net assets at beginning of period	134,699,705	367,771,389	9,712,828	26,018,193

Net assets at end of period*	$135,117,179	$134,699,705	$8,509,814	$9,712,828

* Includes undistributed (distributions in excess of) net investment income of	$2,594,914	$50,537	$174,131	$13,860

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	11,420,948	19,104,018	604,238	1,026,949

Shares sold	277,028	668,329	104,265	260,695
Shares issued to shareholders from reinvestment of distributions	—	313,592	—	67,190
Shares redeemed	(773,683)	(8,664,991)	(205,240)	(750,596)

Net increase (decrease)	(496,655)	(7,683,070)	(100,975)	(422,711)

Shares outstanding at end of period	10,924,293	11,420,948	503,263	604,238

Open Shares
Shares outstanding at beginning of period	1,398,912	1,833,826	912,853	1,178,185

Shares sold	318,755	831,268	76,536	163,271
Shares issued to shareholders from reinvestment of distributions	—	36,125	—	112,094
Shares redeemed	(266,602)	(1,302,307)	(191,192)	(540,697)

Net increase (decrease)	52,153	(434,914)	(114,656)	(265,332)

Shares outstanding at end of period	1,451,065	1,398,912	798,197	912,853

The accompanying notes are an integral part of these financial statements.

68 Semi-Annual Report

	Lazard International Strategic Equity Portfolio		Lazard International Small Cap Equity Portfolio

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008

Increase (Decrease) in Net Assets
Operations
Net investment income	$5,580,204	$8,815,228	$885,778	$2,931,015
Net realized loss on investments and foreign currency	(54,313,329)	(48,317,012)	(43,034,353)	(36,358,484)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	61,711,501	(139,343,505)	47,105,066	(67,579,928)

Net increase (decrease) in net assets resulting from operations	12,978,376	(178,845,289)	4,956,491	(101,007,397)

Distributions to shareholders
From net investment income
Institutional Shares	—	(6,901,952)	—	(2,145,981)
Open Shares	—	(323,026)	—	(692,569)
From net realized gains
Institutional Shares	—	(689,362)	—	(7,176,140)
Open Shares	—	(47,104)	—	(3,460,861)

Net decrease in net assets resulting from distributions	—	(7,961,444)	—	(13,475,551)

Capital stock transactions
Net proceeds from sales
Institutional Shares	7,050,751	30,663,206	9,586,863	94,441,545
Open Shares	3,919,270	21,783,670	2,449,555	18,835,536
Net proceeds from reinvestment of distributions
Institutional Shares	—	5,833,105	—	7,596,001
Open Shares	—	368,283	—	3,796,314
Cost of shares redeemed
Institutional Shares	(6,600,737)	(33,962,264)	(51,670,545)	(81,763,975)
Open Shares	(6,543,946)	(13,578,037)	(6,510,212)	(43,241,108)

Net increase (decrease) in net assets from capital stock transactions	(2,174,662)	11,107,963	(46,144,339)	(335,687)

Redemption fees (Note 2(k))
Institutional Shares	137	1,614	480	6,655
Open Shares	(2,246)	2,171	608	699

Net increase (decrease) in net assets from redemption fees	(2,109)	3,785	1,088	7,354

Total increase (decrease) in net assets	10,801,605	(175,694,985)	(41,186,760)	(114,811,281)
Net assets at beginning of period	259,230,366	434,925,351	104,692,489	219,503,770

Net assets at end of period*	$270,031,971	$259,230,366	$63,505,729	$104,692,489

* Includes undistributed (distributions in excess of) net investment income of	$6,674,340	$1,094,136	$879,211	$(6,567)

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	32,709,101	32,409,457	15,560,787	12,363,024

Shares sold	990,376	3,035,124	1,934,826	11,228,256
Shares issued to shareholders from reinvestment of distributions	—	785,249	—	1,097,973
Shares redeemed	(973,328)	(3,520,729)	(11,466,985)	(9,128,466)

Net increase (decrease)	17,048	299,644	(9,532,159)	3,197,763

Shares outstanding at end of period	32,726,149	32,709,101	6,028,628	15,560,787

Open Shares
Shares outstanding at beginning of period	1,814,586	1,266,859	6,237,024	8,540,137

Shares sold	557,273	1,950,299	521,329	2,378,476
Shares issued to shareholders from reinvestment of distributions	—	49,411	—	535,275
Shares redeemed	(938,844)	(1,451,983)	(1,434,969)	(5,216,864)

Net increase (decrease)	(381,571)	547,727	(913,640)	(2,303,113)

Shares outstanding at end of period	1,433,015	1,814,586	5,323,384	6,237,024

Semi-Annual Report 69

	Lazard Emerging Markets Equity Portfolio		Lazard Developing Markets Equity Portfolio

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008**

Increase (Decrease) in Net Assets

Operations
Net investment income	$86,125,869	$196,359,418	$36,902	$4,541
Net realized loss on investments, options, foreign currency and forward currency contracts	(1,175,925,535)	(248,909,557)	(655,012)	(593,613)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	2,657,204,262	(3,868,440,606)	4,031,443	(1,837,500)

Net increase (decrease) in net assets resulting from operations	1,567,404,596	(3,920,990,745)	3,413,333	(2,426,572)

Distributions to shareholders
From net investment income
Institutional Shares	—	(134,962,200)	—	(5,744)
Open Shares	—	(40,106,596)	—	—
From net realized gains
Institutional Shares	—	(352,398,452)	—	—
Open Shares	—	(122,897,038)	—	—

Net decrease in net assets resulting from distributions	—	(650,364,286)	—	(5,744)

Capital stock transactions
Net proceeds from sales
Institutional Shares	1,389,689,005	2,881,382,659	1,799,484	8,950,072
Open Shares	549,652,443	1,487,740,951	6,911,555	374,340
Net proceeds from reinvestment of distributions
Institutional Shares	—	439,559,870	—	4,660
Open Shares	—	151,615,778	—	—
Cost of shares redeemed
Institutional Shares	(489,056,521)	(1,916,399,576)	(590,966)	—
Open Shares	(241,131,771)	(779,961,986)	(269,511)	—

Net increase (decrease) in net assets from capital stock transactions	1,209,153,156	2,263,937,696	7,850,562	9,329,072

Redemption fees (Note 2(k))
Institutional Shares	69,676	266,410	—	—
Open Shares	98,095	221,143	1,015	—

Net increase in net assets from redemption fees	167,771	487,553	1,015	—

Total increase (decrease) in net assets	2,776,725,523	(2,306,929,782)	11,264,910	6,896,756
Net assets at beginning of period	4,431,025,323	6,737,955,105	6,896,756	—

Net assets at end of period*	$7,207,750,846	$4,431,025,323	$18,161,666	$6,896,756

* Includes undistributed (distributions in excess of) net investment income of	$79,786,541	$(6,339,328)	$(2,955)	$(39,857)

** Portfolio commenced operations on September 30, 2008.
† Portfolio commenced operations on March 26, 2008.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	303,003,714	220,678,561	999,421	—

Shares sold	117,633,691	156,640,752	193,271	998,695
Shares issued to shareholders from reinvestment of distributions	—	33,803,788	—	726
Shares redeemed	(43,578,596)	(108,119,387)	(82,984)	—

Net increase (decrease)	74,055,095	82,325,153	110,287	999,421

Shares outstanding at end of period	377,058,809	303,003,714	1,109,708	999,421

Open Shares
Shares outstanding at beginning of period	102,746,768	60,722,332	54,614	—

Shares sold	45,330,505	74,668,872	732,164	54,614
Shares issued to shareholders from reinvestment of distributions	—	11,335,377	—	—
Shares redeemed	(21,456,164)	(43,979,813)	(41,325)	—

Net increase	23,874,341	42,024,436	690,839	54,614

Shares outstanding at end of period	126,621,109	102,746,768	745,453	54,614

The accompanying notes are an integral part of these financial statements.

70 Semi-Annual Report

	Lazard U.S. High Yield Portfolio		Lazard Capital Allocator Opportunistic Strategies Portfolio

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008†

Increase (Decrease) in Net Assets

Operations
Net investment income	$2,432,437	$4,096,656	$652,332	$3,551,644
Net realized loss on investments, options, foreign currency and forward currency contracts	(2,525,874)	(2,513,802)	(22,901,733)	(18,097,683)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	9,768,363	(11,115,548)	32,973,068	(34,492,862)

Net increase (decrease) in net assets resulting from operations	9,674,926	(9,532,694)	10,723,667	(49,038,901)

Distributions to shareholders
From net investment income
Institutional Shares	(2,142,121)	(3,765,781)	—	(4,062,392)
Open Shares	(290,316)	(334,254)	—	(213,626)
From net realized gains
Institutional Shares	—	—	—	—
Open Shares	—	—	—	—

Net decrease in net assets resulting from distributions	(2,432,437)	(4,100,035)	—	(4,276,018)

Capital stock transactions
Net proceeds from sales
Institutional Shares	31,155,663	8,774,235	55,891,079	202,127,067
Open Shares	4,456,035	7,506,814	4,424,126	14,174,302
Net proceeds from reinvestment of distributions
Institutional Shares	1,587,008	3,271,381	—	1,508,581
Open Shares	153,316	111,646	—	134,004
Cost of shares redeemed
Institutional Shares	(11,804,712)	(21,832,121)	(17,873,639)	(41,810,708)
Open Shares	(1,641,761)	(2,772,205)	(2,626,745)	(2,745,272)

Net increase (decrease) in net assets from capital stock transactions	23,905,549	(4,940,250)	39,814,821	173,387,974

Redemption fees (Note 2(k))
Institutional Shares	5,160	185	1,299	1,335
Open Shares	3,154	1,387	1,704	1,557

Net increase in net assets from redemption fees	8,314	1,572	3,003	2,892

Total increase (decrease) in net assets	31,156,352	(18,571,407)	50,541,491	120,075,947
Net assets at beginning of period	39,482,650	58,054,057	120,075,947	—

Net assets at end of period*	$70,639,002	$39,482,650	$170,617,438	$120,075,947

* Includes undistributed (distributions in excess of) net investment income of	$(284,000)	$(284,000)	$974,831	$322,499

** Portfolio commenced operations on September 30, 2008.
† Portfolio commenced operations on March 26, 2008.

Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	9,073,796	10,936,413	15,043,527	—

Shares sold	7,801,825	1,947,466	7,267,196	20,288,588
Shares issued to shareholders from reinvestment of distributions	391,952	704,062	—	214,592
Shares redeemed	(2,935,297)	(4,514,145)	(2,408,061)	(5,459,653)

Net increase (decrease)	5,258,480	(1,862,617)	4,859,135	15,043,527

Shares outstanding at end of period	14,332,276	9,073,796	19,902,662	15,043,527

Open Shares
Shares outstanding at beginning of period	1,376,829	343,679	1,264,077	—

Shares sold	1,105,364	1,601,082	592,242	1,561,830
Shares issued to shareholders from reinvestment of distributions	37,477	24,210	—	19,035
Shares redeemed	(418,212)	(592,142)	(369,598)	(316,788)

Net increase	724,629	1,033,150	222,644	1,264,077

Shares outstanding at end of period	2,101,458	1,376,829	1,486,721	1,264,077

Semi-Annual Report 71

The Lazard Funds, Inc. Financial Highlights

LAZARD U.S. EQUITY VALUE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†	Year Ended			For the Period 9/30/05* to 12/31/05

		12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$7.00	$11.25	$11.73	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.07	0.18	0.17	0.18	0.03
Net realized and unrealized gain (loss)	0.10	(4.26)	0.05	2.33	0.02

Total from investment operations	0.17	(4.08)	0.22	2.51	0.05

Less distributions from:
Net investment income	—	(0.17)	(0.15)	(0.62)	(0.03)
Net realized gains	—	—	(0.55)	(0.18)	—

Total distributions	—	(0.17)	(0.70)	(0.80)	(0.03)

Redemption fees	—	—	— (c)	—	—

Net asset value, end of period	$7.17	$7.00	$11.25	$11.73	$10.02

Total Return (b)	2.43%	(36.18)%	1.65%	25.23%	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,950	$6,554	$8,488	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (d)	3.79%	3.21%	3.56%	112.90%	388.31%
Net investment income (d)	2.14%	1.90%	1.40%	1.57%	1.17%
Portfolio turnover rate	40%	97%	83%	95%	13%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†	Year Ended			For the Period 9/30/05* to 12/31/05

		12/31/08	12/31/07	12/31/06

Open Shares
Net asset value, beginning of period	$7.04	$11.31	$11.77	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.06	0.15	0.13	0.12	0.02
Net realized and unrealized gain (loss)	0.11	(4.28)	0.06	2.37	0.02

Total from investment operations	0.17	(4.13)	0.19	2.49	0.04

Less distributions from:
Net investment income	—	(0.14)	(0.11)	(0.56)	(0.02)
Net realized gains	—	—	(0.55)	(0.18)	—

Total distributions	—	(0.14)	(0.66)	(0.74)	(0.02)

Redemption fees	—	—	0.01	—	—

Net asset value, end of period	$7.21	$7.04	$11.31	$11.77	$10.02

Total Return (b)	2.41%	(36.43)%	1.59%	24.83%	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$217	$134	$341	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	8.43%	12.10%	9.40%	138.32%	596.46%
Net investment income (d)	1.75%	1.56%	1.02%	1.05%	0.86%
Portfolio turnover rate	40%	97%	83%	95%	13%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

72 Semi-Annual Report

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†	Year Ended				For the Period 12/30/04* to 12/31/04

		12/31/08	12/31/07	12/31/06	12/31/05

Institutional Shares
Net asset value, beginning of period	$6.26	$10.03	$11.81	$10.38	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.04	0.12	0.11	0.08	0.09	—	(c)
Net realized and unrealized gain (loss)	0.28	(3.65)	(0.04)	1.73	0.41	—

Total from investment operations	0.32	(3.53)	0.07	1.81	0.50	—

Less distributions from:
Net investment income	—	(0.12)	(0.12)	(0.07)	(0.03)	—
Net realized gains	—	(0.12)	(1.73)	(0.31)	(0.09)	—

Total distributions	—	(0.24)	(1.85)	(0.38)	(0.12)	—

Redemption fees	—	—	—	— (c)	—	—

Net asset value, end of period	$6.58	$6.26	$10.03	$11.81	$10.38	$10.00

Total Return (b)	5.11%	(35.43)%	0.33%	17.44%	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,177	$54,749	$88,242	$117,194	$15,085	$400
Ratios to average net assets:
Net expenses (d)	1.05%	1.05%	0.98%	1.05%	1.16%	1.25%
Gross expenses (d)	1.13%	1.06%	0.98%	1.35%	13.80%	546.34%	(e)
Net investment income (d)	1.42%	1.45%	0.86%	0.71%	0.90%	1.92%
Portfolio turnover rate	36%	82%	58%	82%	53%	0%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†	Year Ended				For the Period 12/30/04* to 12/31/04

		12/31/08	12/31/07	12/31/06	12/31/05

Open Shares
Net asset value, beginning of period	$6.28	$10.05	$11.83	$10.39	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.03	0.10	0.06	— (c)	0.06	—	(c)
Net realized and unrealized gain (loss)	0.28	(3.65)	(0.03)	1.79	0.35	—

Total from investment operations	0.31	(3.55)	0.03	1.79	0.41	—

Less distributions from:
Net investment income	—	(0.10)	(0.08)	(0.04)	—	—
Net realized gains	—	(0.12)	(1.73)	(0.31)	(0.09)	—

Total distributions	—	(0.22)	(1.81)	(0.35)	(0.09)	—

Redemption fees	—	—	— (c)	—	0.07	—

Net asset value, end of period	$6.59	$6.28	$10.05	$11.83	$10.39	$10.00

Total Return (b)	4.94%	(35.63)%	(0.07)%	17.20%	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,345	$7,218	$11,558	$11,836	$234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%	1.35%	1.35%	1.50%	1.55%
Gross expenses (d)	1.47%	1.51%	1.40%	7.38%	33.06%	1,049.82%	(e)
Net investment income (d)	1.13%	1.15%	0.50%	0.03%	0.58%	1.62%
Portfolio turnover rate	36%	82%	58%	82%	53%	0%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Periods of less than one year are not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 73

LAZARD U.S. MID CAP EQUITY PORTFOLIO

	Six Months Ended 6/30/09†		Year Ended

Selected data for a share of capital stock outstanding throughout each period			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of period	$7.50		$12.46	$14.41	$13.23	$13.20	$11.49

Income (loss) from investment operations:
Net investment income (a)	0.04		0.15	0.12	0.09	0.09	0.03
Net realized and unrealized gain (loss)	0.70		(4.93)	(0.51)	1.88	1.07	2.83

Total from investment operations	0.74		(4.78)	(0.39)	1.97	1.16	2.86

Less distributions from:
Net investment income	—		(0.18)	(0.11)	(0.08)	(0.07)	(0.04)
Net realized gains	—		—	(1.45)	(0.71)	(1.06)	(1.11)

Total distributions	—		(0.18)	(1.56)	(0.79)	(1.13)	(1.15)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	— (c)

Net asset value, end of period	$8.24		$7.50	$12.46	$14.41	$13.23	$13.20

Total Return (b)	9.87%		(38.33)%	(2.93)%	14.85%	8.89%	24.97%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$110,532		$103,650	$277,953	$235,367	$171,912	$56,431
Ratios to average net assets:
Net expenses (d)	0.95%		0.89%	0.87%	0.89%	0.93%	1.05%
Gross expenses (d)	0.95%		0.89%	0.87%	0.89%	0.93%	1.13%
Net investment income (d)	0.98%		1.41%	0.81%	0.66%	0.67%	0.21%
Portfolio turnover rate	33%		81%	100%	76%	80%	92%

	Six Months Ended 6/30/09†		Year Ended

Selected data for a share of capital stock outstanding throughout each period			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of period	$7.40		$12.29	$14.23	$13.07	$13.06	$11.38

Income (loss) from investment operations:
Net investment income (loss) (a)	0.03		0.13	0.09	0.05	0.05	(0.01)
Net realized and unrealized gain (loss)	0.69		(4.87)	(0.51)	1.86	1.05	2.80

Total from investment operations	0.72		(4.74)	(0.42)	1.91	1.10	2.79

Less distributions from:
Net investment income	—		(0.15)	(0.07)	(0.04)	(0.03)	—
Net realized gains	—		—	(1.45)	(0.71)	(1.06)	(1.11)

Total distributions	—		(0.15)	(1.52)	(0.75)	(1.09)	(1.11)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$8.12		$7.40	$12.29	$14.23	$13.07	$13.06

Total Return (b)	9.73%		(38.53)%	(3.17)%	14.57%	8.53%	24.59%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$67,064		$64,372	$158,062	$80,410	$54,370	$30,412
Ratios to average net assets:
Net expenses (d)	1.21%		1.15%	1.13%	1.18%	1.23%	1.35%
Gross expenses (d)	1.21%		1.15%	1.13%	1.18%	1.23%	1.45%
Net investment income (d)	0.73%		1.17%	0.58%	0.37%	0.35%	(0.09)%
Portfolio turnover rate	33%		81%	100%	76%	80%	92%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

74 Semi-Annual Report

LAZARD U.S. SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of period	$7.59		$11.58	$14.44	$15.40	$18.84	$19.49

Income (loss) from investment operations:
Net investment income (loss) (a)	—	(c)	0.01	0.04	0.02	0.02	0.01
Net realized and unrealized gain (loss)	1.34		(4.00)	(0.87)	2.60	0.76	2.93

Total from investment operations	1.34		(3.99)	(0.83)	2.62	0.78	2.94

Less distributions from:
Net investment income	—		—	(0.04)	(0.01)	(0.02)	(0.07)
Net realized gains	—		—	(1.99)	(3.57)	(4.20)	(3.52)

Total distributions	—		—	(2.03)	(3.58)	(4.22)	(3.59)

Redemption fees	—		— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$8.93		$7.59	$11.58	$14.44	$15.40	$18.84

Total Return (b)	17.65%		(34.46)%	(6.38)%	17.11%	4.31%	15.28%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$38,520		$36,934	$109,853	$196,483	$253,236	$390,906
Ratios to average net assets:
Net expenses (d)	1.30%		1.13%	0.93%	0.91%	0.88%	0.86%
Gross expenses (d)	1.30%		1.13%	0.93%	0.91%	0.88%	0.86%
Net investment income (loss) (d)	(0.05)%		0.08%	0.24%	0.10%	0.10%	0.07%
Portfolio turnover rate	103%		138%	98%	86%	87%	100%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of period	$7.46		$11.43	$14.27	$15.29	$18.78	$19.44

Income (loss) from investment operations:
Net investment loss (a)	(0.01)		(0.03)	(0.01)	(0.03)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	1.32		(3.94)	(0.84)	2.58	0.75	2.91

Total from investment operations	1.31		(3.97)	(0.85)	2.55	0.71	2.86

Less distributions from:
Net investment income	—		—	—	—	—	— (c)
Net realized gains	—		—	(1.99)	(3.57)	(4.20)	(3.52)

Total distributions	—		—	(1.99)	(3.57)	(4.20)	(3.52)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$8.77		$7.46	$11.43	$14.27	$15.29	$18.78

Total Return (b)	17.56%		(34.73)%	(6.60)%	16.77%	3.93%	14.90%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,584		$10,500	$25,203	$35,627	$37,057	$50,295
Ratios to average net assets:
Net expenses (d)	1.62%		1.49%	1.25%	1.23%	1.19%	1.18%
Gross expenses (d)	1.62%		1.49%	1.25%	1.23%	1.19%	1.18%
Net investment loss (d)	(0.36)%		(0.26)%	(0.07)%	(0.21)%	(0.21)%	(0.25)%
Portfolio turnover rate	103%		138%	98%	86%	87%	100%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 75

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of period	$10.50		$17.55	$16.31	$14.00	$12.91	$11.37

Income (loss) from investment operations:
Net investment income (a)	0.20		0.36	0.36	0.33	0.26	0.18
Net realized and unrealized gain (loss)	0.21		(7.00)	1.42	2.83	1.16	1.60

Total from investment operations	0.41		(6.64)	1.78	3.16	1.42	1.78

Less distributions from:
Net investment income	—		(0.41)	(0.54)	(0.85)	(0.33)	(0.24)

Total distributions	—		(0.41)	(0.54)	(0.85)	(0.33)	(0.24)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$10.91		$10.50	$17.55	$16.31	$14.00	$12.91

Total Return (b)	3.90%		(37.75)%	10.96%	22.92%	11.25%	16.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$119,157		$119,870	$335,323	$701,145	$1,035,346	$1,509,462
Ratios to average net assets:
Net expenses (d)	1.04%		0.93%	0.89%	0.84%	0.89%	0.90%
Gross expenses (d)	1.04%		0.93%	0.89%	0.84%	0.89%	0.90%
Net investment income (d)	4.23%		2.47%	2.08%	2.14%	2.03%	1.51%
Portfolio turnover rate	27%		44%	50%	68%	60%	58%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of period	$10.60		$17.69	$16.40	$14.03	$12.94	$11.37

Income (loss) from investment operations:
Net investment income (a)	0.19		0.31	0.32	0.25	0.23	0.14
Net realized and unrealized gain (loss)	0.21		(7.04)	1.41	2.87	1.16	1.61

Total from investment operations	0.40		(6.73)	1.73	3.12	1.39	1.75

Less distributions from:
Net investment income	—		(0.36)	(0.44)	(0.75)	(0.30)	(0.18)

Total distributions	—		(0.36)	(0.44)	(0.75)	(0.30)	(0.18)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$11.00		$10.60	$17.69	$16.40	$14.03	$12.94

Total Return (b)	3.77%		(37.98)%	10.57%	22.59%	10.93%	15.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,960		$14,829	$32,449	$49,657	$48,770	$89,742
Ratios to average net assets:
Net expenses (d)	1.34%		1.28%	1.19%	1.15%	1.18%	1.20%
Gross expenses (d)	1.34%		1.28%	1.19%	1.15%	1.18%	1.20%
Net investment income (d)	3.93%		2.16%	1.89%	1.63%	1.78%	1.18%
Portfolio turnover rate	27%		44%	50%	68%	60%	58%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

76 Semi-Annual Report

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of period	$6.39		$11.78	$13.07	$11.73	$11.25	$9.80

Income (loss) from investment operations:
Net investment income (a)	0.12		0.30	0.22	0.25	0.18	0.14
Net realized and unrealized gain (loss)	0.02		(4.73)	0.97	2.43	0.82	1.47

Total from investment operations	0.14		(4.43)	1.19	2.68	1.00	1.61

Less distributions from:
Net investment income	—		(0.33)	(0.25)	(0.23)	(0.16)	(0.16)
Net realized gains	—		(0.63)	(2.23)	(1.11)	(0.36)	—

Total distributions	—		(0.96)	(2.48)	(1.34)	(0.52)	(0.16)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$6.53		$6.39	$11.78	$13.07	$11.73	$11.25

Total Return (b)	2.19%		(38.74)%	9.25%	23.01%	8.90%	16.45%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,287		$3,860	$12,103	$16,677	$12,262	$10,455
Ratios to average net assets:
Net expenses (d)	1.15%		1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	3.64%		2.24%	1.67%	1.85%	1.97%	2.13%
Net investment income (d)	4.20%		3.06%	1.58%	1.90%	1.55%	1.43%
Portfolio turnover rate	41%		52%	50%	40%	33%	16%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†	Year Ended

		12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of period	$6.41	$11.81	$13.10	$11.75	$11.28	$9.82

Income (loss) from investment operations:
Net investment income (a)	0.11	0.26	0.16	0.21	0.12	0.13
Net realized and unrealized gain (loss)	0.02	(4.73)	0.99	2.44	0.83	1.46

Total from investment operations	0.13	(4.47)	1.15	2.65	0.95	1.59

Less distributions from:
Net investment income	—	(0.30)	(0.21)	(0.19)	(0.12)	(0.13)
Net realized gains	—	(0.63)	(2.23)	(1.11)	(0.36)	—

Total distributions	—	(0.93)	(2.44)	(1.30)	(0.48)	(0.13)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$6.54	$6.41	$11.81	$13.10	$11.75	$11.28

Total Return (b)	2.03%	(39.00)%	8.92%	22.72%	8.46%	16.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,222	$5,853	$13,916	$12,545	$10,026	$6,744
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	3.82%	2.47%	1.95%	2.13%	2.28%	2.47%
Net investment income (d)	3.74%	2.67%	1.21%	1.65%	1.05%	1.28%
Portfolio turnover rate	41%	52%	50%	40%	33%	16%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 77

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

	Six Months Ended 6/30/09†		Year Ended			For the Period 10/31/05* to 12/31/05
Selected data for a share of capital stock outstanding throughout each period
			12/31/08	12/31/07	12/31/06

Institutional Shares
Net asset value, beginning of period	$7.51		$12.92	$12.66	$10.79	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.16		0.26	0.23	0.19	—	(c)
Net realized and unrealized gain (loss)	0.24		(5.43)	1.36	2.64	0.79

Total from investment operations	0.40		(5.17)	1.59	2.83	0.79

Less distributions from:
Net investment income	—		(0.22)	(0.25)	(0.15)	—
Net realized gains	—		(0.02)	(1.08)	(0.81)	—

Total distributions	—		(0.24)	(1.33)	(0.96)	—

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	(c)

Net asset value, end of period	$7.91		$7.51	$12.92	$12.66	$10.79

Total Return (b)	5.33%		(39.98)%	12.88%	26.22%	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$258,722		$245,604	$418,584	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.94%		0.90%	0.88%	0.94%	1.46%
Gross expenses (d)	0.94%		0.90%	0.88%	0.94%	1.46%
Net investment income (loss) (d)	4.68%		2.48%	1.70%	1.57%	(0.20)%
Portfolio turnover rate	54%		72%	84%	68%	12%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended		For the Period 2/3/06* to 12/31/06

			12/31/08	12/31/07

Open Shares
Net asset value, beginning of period	$7.51		$12.90	$12.64	$11.49

Income (loss) from investment operations:
Net investment income (a)	0.15		0.23	0.17	0.12
Net realized and unrealized gain (loss)	0.23		(5.42)	1.37	1.93

Total from investment operations	0.38		(5.19)	1.54	2.05

Less distributions from:
Net investment income	—		(0.18)	(0.20)	(0.09)
Net realized gains	—		(0.02)	(1.08)	(0.81)

Total distributions	—		(0.20)	(1.28)	(0.90)

Redemption fees	—	(c)	— (c)	—	— (c)

Net asset value, end of period	$7.89		$7.51	$12.90	$12.64

Total Return (b)	5.06%		(40.18)%	12.37%	17.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,310		$13,627	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.26%		1.24%	1.28%	1.45%
Gross expenses (d)	1.26%		1.24%	1.28%	1.63%
Net investment income (d)	4.26%		2.23%	1.29%	1.10%
Portfolio turnover rate	54%		72%	84%	68%

†	Unaudited.
*	Commencement of operations.
(a)	Beginning with the fiscal year ended 12/31/06, net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

78 Semi-Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of period	$4.80		$10.49	$17.80	$17.10	$19.24	$15.46

Income (loss) from investment operations:
Net investment income (a)	0.05		0.15	0.27	0.22	0.24	0.29
Net realized and unrealized gain (loss)	0.74		(5.19)	(1.20)	4.16	2.45	4.66

Total from investment operations	0.79		(5.04)	(0.93)	4.38	2.69	4.95

Less distributions from:
Net investment income	—		(0.14)	(0.63)	(0.25)	(0.22)	(0.26)
Net realized gains	—		(0.51)	(5.75)	(3.43)	(4.61)	(0.91)

Total distributions	—		(0.65)	(6.38)	(3.68)	(4.83)	(1.17)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$5.59		$4.80	$10.49	$17.80	$17.10	$19.24

Total Return (b)	16.46%		(49.84)%	(4.61)%	26.31%	14.77%	32.28%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33,672		$74,640	$129,725	$698,166	$582,909	$674,066
Ratios to average net assets:
Net expenses (d)	1.20%		0.98%	0.91%	0.86%	0.93%	0.94%
Gross expenses (d)	1.24%		0.98%	0.91%	0.86%	0.93%	0.94%
Net investment income (d)	2.26%		1.81%	1.48%	1.20%	1.24%	1.71%
Portfolio turnover rate	20%		61%	59%	49%	33%	39%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of period	$4.82		$10.51	$17.77	$17.09	$19.22	$15.41

Income (loss) from investment operations:
Net investment income (a)	0.06		0.13	0.21	0.17	0.18	0.23
Net realized and unrealized gain (loss)	0.72		(5.20)	(1.17)	4.13	2.45	4.64

Total from investment operations	0.78		(5.07)	(0.96)	4.30	2.63	4.87

Less distributions from:
Net investment income	—		(0.11)	(0.55)	(0.19)	(0.16)	(0.18)
Net realized gains	—		(0.51)	(5.75)	(3.43)	(4.61)	(0.91)

Total distributions	—		(0.62)	(6.30)	(3.62)	(4.77)	(1.09)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	0.01	0.03

Net asset value, end of period	$5.60		$4.82	$10.51	$17.77	$17.09	$19.22

Total Return (b)	16.18%		(50.02)%	(4.79)%	25.83%	14.47%	32.04%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,834		$30,052	$89,779	$137,358	$62,020	$49,585
Ratios to average net assets:
Net expenses (d)	1.43%		1.31%	1.20%	1.19%	1.27%	1.36%
Gross expenses (d)	1.56%		1.31%	1.20%	1.19%	1.27%	1.36%
Net investment income (d)	2.43%		1.56%	1.17%	0.89%	0.93%	1.30%
Portfolio turnover rate	20%		61%	59%	49%	33%	39%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 79

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of period	$10.88		$23.88	$20.60	$17.84	$13.98	$10.80

Income (loss) from investment operations:
Net investment income (a)	0.20		0.61	0.36	0.33	0.29	0.16
Net realized and unrealized gain (loss)	3.18		(11.78)	6.41	4.98	5.42	3.16

Total from investment operations	3.38		(11.17)	6.77	5.31	5.71	3.32

Less distributions from:
Net investment income	—		(0.49)	(0.29)	(0.27)	(0.18)	(0.14)
Net realized gains	—		(1.34)	(3.20)	(2.28)	(1.67)	—

Total distributions	—		(1.83)	(3.49)	(2.55)	(1.85)	(0.14)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$14.26		$10.88	$23.88	$20.60	$17.84	$13.98

Total Return (b)	31.16%		(47.88)%	33.05%	30.32%	41.40%	30.79%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,377,403		$3,295,983	$5,270,497	$2,744,753	$1,413,671	$771,598
Ratios to average net assets:
Net expenses (d)	1.16%		1.17%	1.20%	1.20%	1.27%	1.32%
Gross expenses (d)	1.16%		1.17%	1.20%	1.20%	1.28%	1.32%
Net investment income (d)	3.43%		3.16%	1.51%	1.67%	1.82%	1.40%
Portfolio turnover rate	27%		43%	53%	46%	48%	43%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		Year Ended

			12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of period	$11.05		$24.17	$20.82	$17.99	$14.06	$10.86

Income (loss) from investment operations:
Net investment income (a)	0.18		0.52	0.29	0.26	0.20	0.13
Net realized and unrealized gain (loss)	3.23		(11.87)	6.47	5.03	5.51	3.17

Total from investment operations	3.41		(11.35)	6.76	5.29	5.71	3.30

Less distributions from:
Net investment income	—		(0.43)	(0.22)	(0.18)	(0.14)	(0.10)
Net realized gains	—		(1.34)	(3.20)	(2.28)	(1.67)	—

Total distributions	—		(1.77)	(3.42)	(2.46)	(1.81)	(0.10)

Redemption fees	—	(c)	— (c)	0.01	— (c)	0.03	— (c)

Net asset value, end of period	$14.46		$11.05	$24.17	$20.82	$17.99	$14.06

Total Return (b)	30.86%		(48.09)%	32.71%	29.93%	41.31%	30.43%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,830,348		$1,135,042	$1,467,458	$441,673	$195,944	$30,536
Ratios to average net assets:
Net expenses (d)	1.57%		1.53%	1.47%	1.54%	1.59%	1.60%
Gross expenses (d)	1.57%		1.54%	1.48%	1.54%	1.59%	1.71%
Net investment income (d)	3.00%		2.72%	1.19%	1.30%	1.21%	1.11%
Portfolio turnover rate	27%		43%	53%	46%	48%	43%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

80 Semi-Annual Report

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†	For the Period 9/30/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$6.54	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.03	0.01
Net realized and unrealized gain (loss)	3.22	(3.46)

Total from investment operations	3.25	(3.45)

Less distributions from:
Net investment income	—	(0.01)

Total distributions	—	(0.01)

Net asset value, end of period	$9.79	$6.54

Total Return (b)	49.69%	(34.54)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,867	$6,539
Ratios to average net assets:
Net expenses (c)	1.30%	1.30%
Gross expenses (c)	4.63%	11.98%
Net investment income (c)	0.92%	0.34%
Portfolio turnover rate	45%	72%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†	For the Period 9/30/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$6.55	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.03	— (d)
Net realized and unrealized gain (loss)	3.20	(3.45)

Total from investment operations	3.23	(3.45)

Redemption fees	0.01	—

Net asset value, end of period	$9.79	$6.55

Total Return (b)	49.69%	(34.60)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,294	$357
Ratios to average net assets:
Net expenses (c)	1.60%	1.60%
Gross expenses (c)	4.66%	28.95%
Net investment income (loss) (c)	0.71%	(0.09)%
Portfolio turnover rate	45%	72%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Annualized for periods of less than one year.
(d)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 81

LAZARD U.S. HIGH YIELD PORTFOLIO

	Six Months Ended 6/30/09†	Year Ended
Selected data for a share of capital stock outstanding throughout each period
		12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Institutional Shares
Net asset value, beginning of period	$3.78	$5.15	$5.36	$5.27	$5.47	$5.40

Income (loss) from investment operations:
Net investment income (a)	0.17	0.38	0.40	0.40	0.42	0.44
Net realized and unrealized gain (loss)	0.52	(1.37)	(0.21)	0.09	(0.19)	0.07

Total from investment operations	0.69	(0.99)	0.19	0.49	0.23	0.51

Less distributions from:
Net investment income	(0.17)	(0.38)	(0.40)	(0.40)	(0.43)	(0.44)

Total distributions	(0.17)	(0.38)	(0.40)	(0.40)	(0.43)	(0.44)

Redemption fees	— (c)	— (c)	— (c)	—	—	— (c)

Net asset value, end of period	$4.30	$3.78	$5.15	$5.36	$5.27	$5.47

Total Return (b)	18.61%	(20.24)%	3.63%	9.71%	4.33%	9.88%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$61,570	$34,262	$56,278	$68,452	$75,100	$96,759
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses (d)	0.93%	1.00%	0.90%	0.90%	0.86%	0.89%
Net investment income (d)	8.49%	8.10%	7.56%	7.61%	7.89%	8.11%
Portfolio turnover rate	5%	33%	20%	29%	22%	49%

	Six Months Ended 6/30/09†	Year Ended
Selected data for a share of capital stock outstanding throughout each period
		12/31/08	12/31/07	12/31/06	12/31/05	12/31/04

Open Shares
Net asset value, beginning of period	$3.79	$5.17	$5.37	$5.29	$5.48	$5.42

Income (loss) from investment operations:
Net investment income (a)	0.16	0.37	0.39	0.39	0.40	0.42
Net realized and unrealized gain (loss)	0.53	(1.38)	(0.21)	0.08	(0.19)	0.06

Total from investment operations	0.69	(1.01)	0.18	0.47	0.21	0.48

Less distributions from:
Net investment income	(0.16)	(0.37)	(0.39)	(0.39)	(0.41)	(0.42)

Total distributions	(0.16)	(0.37)	(0.39)	(0.39)	(0.41)	(0.42)

Redemption fees	— (c)	— (c)	0.01	—	0.01	—

Net asset value, end of period	$4.32	$3.79	$5.17	$5.37	$5.29	$5.48

Total Return (b)	18.36%	(20.35)%	3.53%	9.18%	4.22%	9.33%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,069	$5,220	$1,776	$2,179	$2,986	$7,223
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses (d)	1.27%	1.74%	2.14%	2.12%	1.78%	1.67%
Net investment income (d)	8.21%	7.89%	7.24%	7.29%	7.47%	7.64%
Portfolio turnover rate	5%	33%	20%	29%	22%	49%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

82 Semi-Annual Report

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		For the Period 3/26/08* to 12/31/08

Institutional Shares
Net asset value, beginning of period	$7.36		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.04		0.21
Net realized and unrealized gain (loss)	0.58		(2.59)

Total from investment operations	0.62		(2.38)

Less distributions from:
Net investment income	—		(0.26)

Total distributions	—		(0.26)

Redemption fees	—	(c)	— (c)

Net asset value, end of period	$7.98		$7.36

Total Return (b)	8.42%		(23.64)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$158,759		$110,757
Ratios to average net assets:
Net expenses (d)	1.02%		1.02%
Gross expenses (d)	1.23%		1.27%
Net investment income (d)	1.12%		3.01%
Portfolio turnover rate	52%		94%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/09†		For the Period 3/31/08* to 12/31/08

Open Shares
Net asset value, beginning of period	$7.37		$9.95

Income (loss) from investment operations:
Net investment income (a)	0.03		0.30
Net realized and unrealized gain (loss)	0.58		(2.64)

Total from investment operations	0.61		(2.34)

Less distributions from:
Net investment income	—		(0.24)

Total distributions	—		(0.24)

Redemption fees	—	(c)	— (c)

Net asset value, end of period	$7.98		$7.37

Total Return (b)	8.28%		(23.44)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,858		$9,319
Ratios to average net assets:
Net expenses (d)	1.32%		1.32%
Gross expenses (d)	1.53%		1.93%
Net investment income (d)	0.86%		4.68%
Portfolio turnover rate	52%		94%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report 83

The Lazard Funds, Inc. Notes to Financial Statements June 30, 2009 (unaudited)

1. Organization
The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of twelve no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard U.S. Mid Cap Equity Portfolio (formerly Lazard Mid Cap Portfolio), Lazard U.S. Small-Mid Cap Equity Portfolio (formerly Lazard Small Cap Portfolio and Lazard U.S. Small Cap Equity Portfolio), Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Equity Portfolio (formerly Lazard International Small Cap Portfolio), Lazard Emerging Markets Equity Portfolio (formerly Lazard Emerging Markets Portfolio), Lazard Developing Markets Equity Portfolio, Lazard U.S. High Yield Portfolio (formerly Lazard High Yield Portfolio) and Lazard Capital Allocator Opportunistic Strategies Portfolio. The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies
The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m. Eastern time). Forward currency contracts are valued at the current cost of offsetting the contracts.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors (the “Board”).

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which current market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different than the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

84 Semi-Annual Report

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2009, there were no securities out on loan.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are main-

tained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolios record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Portfolios’ accompanying Statements of Operations.

(f) Options Transactions—For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

Semi-Annual Report 85

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that, if the option is exercised, the underlying security or other assets could then be purchased or sold by the Portfolios at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Transactions in options for the Capital Allocator Opportunistic Strategies Portfolio during the period ended June 30, 2009 were as follows:

Options	Number of Contracts	Premiums

Options outstanding at beginning of period	—	$—

Options written	6,206	1,340,583
Options terminated in closing purchase transactions	(793)	(148,290)
Options exercised	(949)	(252,461)
Options expired	(4,464)	(939,832)

Options outstanding at end of period	—	$—

(g) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2008, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2009	Expiring 2010

U.S. High Yield	$20,597,061	$15,965,273

Portfolio	Expiring 2011	Expiring 2016

U.S. Equity Value	$—	$1,426,092
U.S. Strategic Equity	—	14,442,653
U.S. Mid Cap Equity	—	82,095,467
U.S. Small-Mid Cap Equity	—	13,148,818
International Equity	11,175,692	1,141,203

Portfolio	Expiring 2011	Expiring 2016

International Equity Select	$—	$876,488
International Strategic Equity	—	36,546,429
International Small Cap Equity	—	27,930,381
Emerging Markets Equity	—	—
Developing Markets Equity	—	116,097
U.S. High Yield	2,546,543	1,483,852
Capital Allocator Opportunistic Strategies	—	7,189,417

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the following Portfolios elected to defer net capital and foreign currency losses arising between November 1, 2008 and December 31, 2008 as follows:

Portfolio	Amount

U.S. Equity Value	$547,018
U.S. Strategic Equity	6,884,418
U.S. Mid Cap Equity	20,927,055
U.S. Small-Mid Cap Equity	6,129,739
International Equity	3,776,315
International Equity Select	990,449
International Strategic Equity	11,203,004
International Small Cap Equity	8,095,815
Emerging Markets Equity	409,803,310
Developing Markets Equity	202,066
U.S. High Yield	1,150,616
Capital Allocator Opportunistic Strategies	10,822,320

The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statements of Operations. Each of the tax years in the four year period ended December 31, 2008 remains subject to examination by taxing authorities.

(h) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of the U.S. High Yield Portfolio and to pay such dividends

86 Semi-Annual Report

monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(i) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(j) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(k) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(l) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements
The Fund, on behalf of the Portfolios, has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

U.S. Equity Value	0.75%
U.S. Strategic Equity	0.75
U.S. Mid Cap Equity	0.75
U.S. Small-Mid Cap Equity	0.75
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap Equity	0.75
Emerging Markets Equity	1.00
Developing Markets Equity	1.00
U.S. High Yield	0.55
Capital Allocator Opportunistic Strategies	1.00

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
U.S. Mid Cap Equity	1.05	1.35
International Equity Select	1.15	1.45

Semi-Annual Report 87

Portfolio	Institutional Shares		Open Shares

International Strategic Equity	1.15	%*	1.45%
International Small Cap Equity	1.13	*	1.43
Emerging Markets Equity	1.30	*	1.60
Developing Markets Equity	1.30		1.60
U.S. High Yield	0.55		0.85
Capital Allocator Opportunistic Strategies	1.02		1.32

*	Effective May 1, 2009, the Investment Manager voluntarily agreed to impose the expense limitation on the Institutional Shares.

During the period ended June 30, 2009, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:

Portfolio	Institutional Shares	Open Shares

U.S. Equity Value	$76,604	$4,921
U.S. Strategic Equity	21,014	4,107
International Equity Select	41,354	57,282
International Small Cap Equity	10,237	17,233
Developing Markets Equity	108,921	18,539
U.S. High Yield	96,484	14,856
Capital Allocator Opportunistic Strategies	111,641	9,957

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for the U.S. Equity Value and Developing Markets Equity Portfolios until each respective Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

4. Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) an annual aggregate fee of $60,000, plus $4,000 per meeting attended in person ($1,500 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses them for travel and other out of pocket expenses for attending Board and committee meetings. The Independent Directors also are paid $1,000 for each committee, subcommittee or other special meeting not held in conjunction with a Board meeting. In addition, the Chairman of the Audit Committees of the Boards of the Lazard Funds also receives an additional annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates
Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2009 were as follows:

Portfolio	Purchases	Sales

U.S. Equity Value	$2,967,261	$2,485,314
U.S. Strategic Equity	21,862,796	21,305,215
U.S. Mid Cap Equity	51,081,332	63,703,577
U.S. Small-Mid Cap Equity	43,508,017	48,053,205
International Equity	33,543,726	31,879,199
International Equity Select	3,301,809	4,243,556
International Strategic Equity	135,819,873	127,979,363
International Small Cap Equity	14,485,383	58,250,656
Emerging Markets Equity	2,259,357,157	1,325,735,964
Developing Markets Equity	10,575,972	3,782,001
U.S. High Yield	26,962,938	2,514,405
Capital Allocator Opportunistic Strategies	89,883,513	59,958,631

For the period ended June 30, 2009, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

88 Semi-Annual Report

6. Line of Credit
The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.11% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2009, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate

U.S. Mid Cap Equity	$4,100,000	$4,600,000	0.78%
U.S. Small-Mid Cap Equity	1,400,000	1,400,000	0.75
International Equity Select	260,000	300,000	0.57
International Small Cap Equity	2,125,588	6,600,000	0.70
Capital Allocator Opportunistic Strategies	3,257,143	3,900,000	0.59

7. Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Fair Value Measurements
 The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. SFAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Semi-Annual Report 89

The following tables summarize the valuation of the Portfolios’ investments by each fair value hierarchy level as of June 30, 2009:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2009

U.S. Equity Value Portfolio
Common Stocks	$7,081,826	$—	$—	$7,081,826
Short-Term Investment	—	337,086	—	337,086

Total	$7,081,826	$337,086	$—	$7,418,912

U.S. Strategic Equity Portfolio
Common Stocks	$63,628,643	$—	$—	$63,628,643
Short-Term Investment	—	892,026	—	892,026

Total	$63,628,643	$892,026	$—	$64,520,669

U.S. Mid Cap Equity Portfolio
Common Stocks	$168,294,793	$—	$—	$168,294,793
Short-Term Investment	—	8,473,642	—	8,473,642

Total	$168,294,793	$8,473,642	$—	$176,768,435

U.S. Small-Mid Cap Equity Portfolio
Common Stocks*	$47,923,866	$—	$—	$47,923,866
Repurchase Agreement	—	1,295,000	—	1,295,000

Total	$47,923,866	$1,295,000	$—	$49,218,866

International Equity Portfolio
Common Stocks	$131,298,911	$—	$—	$131,298,911
Repurchase Agreement	—	4,016,000	—	4,016,000

Total	$131,298,911	$4,016,000	$—	$135,314,911

International Equity Select Portfolio
Common Stocks	$8,427,515	$—	$—	$8,427,515
Short-Term Investment	—	30,618	—	30,618

Total	$8,427,515	$30,618	$—	$8,458,133

International Strategic Equity Portfolio
Common Stocks	$262,993,940	$—	$—	$262,993,940
Short-Term Investment	—	4,329,107	—	4,329,107

Total	$262,993,940	$4,329,107	$—	$267,323,047

International Small Cap Equity Portfolio
Common Stocks**	$60,502,026	$—	$—	$60,502,026
Preferred Stock	579,396	—	—	579,396
Short-Term Investment	—	64,316	—	64,316

Total	$61,081,422	$64,316	$—	$61,145,738

Emerging Markets Equity Portfolio
Common Stocks	$6,402,478,150	$—	$—	$6,402,478,150
Preferred Stocks	239,796,641	—	—	239,796,641
Short-Term Investment	—	709,686,200	—	709,686,200

Total	$6,642,274,791	$709,686,200	$—	$7,351,960,991

Developing Markets Equity Portfolio
Common Stocks
Taiwan	$1,014,630	$355,558	$—	$1,370,188
Other	14,525,700	—	—	14,525,700
Preferred Stock	215,891	—	—	215,891
Short-Term Investment	—	863,036	—	863,036

Total	$15,756,221	$1,218,594	$—	$16,974,815

90  Semi-Annual Report

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2009

U.S. High Yield Portfolio
Corporate Bonds
Automotive	$—	$925,827	$284	$926,111
Other	—	66,988,407	—	66,988,407
Preferred Stock	—	—	256	256
Warrant	—	—	5	5
Short-Term Investment	—	977,635	—	977,635

Total	$—	$68,891,869	$545	$68,892,414

Capital Allocator Opportunistic Strategies Portfolio
Assets:
Exchange-Traded Funds	$146,266,730	$—	$—	$146,266,730
Closed-End Management Investment Companies	9,624,795	—	—	9,624,795
Short-Term Investment	—	15,995,167	—	15,995,167

Total	$155,891,525	$15,995,167	$—	$171,886,692

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(103,433)	$—	$(103,433)

*	There was one security characterized as Level 3 which was valued at zero from January 1, 2009 to June 30, 2009. The security was received from in-kind subscriptions with a value of zero.

**	There was one security characterized as Level 3 which was valued at zero from January 27, 2009 to June 30, 2009.

†	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended June 30, 2009:

Description	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases/ (Sales)	Net Transfers In/(Out) of Level 3	Balance as of June 30, 2009	Net Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2009

International Small Cap
Equity Portfolio
Common Stock	$288,667	$—	$—	$(288,667)	$—	$—	$—	$(288,667)

U.S. High Yield Portfolio
Corporate Bond	$284	$629,096	$(629,096)	$—	$—	$—	$284	$—
Preferred Stock	256	—	—	—	—	—	256	—
Warrants	10	—	—	(5)	—	—	5	—

Total	$550	$629,096	$(629,096)	$(5)	$—	$—	$545	$—

Semi-Annual Report  91

9. Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”), which is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. SFAS 161 is intended to improve financial reporting for derivative instruments and hedging activities by requiring enhanced disclosure that enables investors to better understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position. On January 1, 2009, the Fund adopted SFAS 161.

Certain Portfolios may use derivative instruments for a variety of reasons, such as to attempt to protect the Portfolios against possible changes in the market value of their portfolios or to manage the Portfolios’ foreign currency exposure or to generate potential gain.

Capital Allocator Opportunistic Strategies Portfolio
The Portfolio may enter into forward currency contracts for purposes including the facilitation of portfolio transaction settlements involving securities denominated in a foreign currency, to manager an overall foreign currency exposure associated with such portfolio holdings, and as a means to try to achieve additional income and short-term capital gains for the Portfolio.

The principal reason for the Portfolio’s writing of covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Portfolio receives a premium from writing covered call or put options, which it retains whether or not the option is exercised.

During the period ended June 30, 2009, the cost of purchases and the proceeds from sales of forward currency contracts were $4,112,927 and $4,112,927, respectively. Transactions in written options during the same period generated premiums of $1,340,583.

The following tables summarize the fair value of derivative instruments on the Portfolio’s Statement of Assets and Liabilities as of June 30, 2009 and the effect of derivative instruments on its Statement of Operations for the six months ended June 30, 2009.

Fair Value

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$103,433

Amount

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized gain on foreign currency and forward currency contracts	$—

Equity Price Risk:
Net realized gain on options	$844,816

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on foreign currency and forward currency contracts	$407,638

10. Accounting Pronouncements
In September 2008, FASB issued FASB Staff Position FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees (“FSP FAS 133-1”), which is effective for fiscal years ending after November 15, 2008. FSP FAS 133-1 requires a seller of credit derivatives, including credit derivatives embedded in hybrid instruments, to provide certain disclosures for each credit derivative (or group of similar credit derivatives) presented in the Statement of Assets and Liabilities. The adoption of FSP FAS 133-1 did not have any material effect on the Fund’s financial statements and related disclosures.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund’s financial statements and related disclosures. The disclosures required by FSP 157-4 are included in Note 8 of the financial statements.

92  Semi-Annual Report

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, which is effective for interim and annual periods ending after June 15, 2009, management has evaluated, through August 28, 2009, the possibility of subsequent events affecting the Fund’s financial statements. Management has determined that there are no such subsequent events that would require disclosure in the Fund’s financial statements through the above date, at which time the financial statements were issued.

Semi-Annual Report  93

The Lazard Funds, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held(2)

Non-Interested Directors:

Kenneth S. Davidson (64)	Director (August 1995)

President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London

Nancy A. Eckl (46)	Director (April 2007)

Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund (eight accounts); Trustee, TIAA- CREF Funds (26 funds) and TIAA-CREF Life Funds (10 funds), and Member of the Management Committee of TIAA Separate Account VA-1

Lester Z. Lieberman (79)	Director (October 1991)

Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center

Leon M. Pollack (68)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Trustee, Adelphi University

Richard Reiss, Jr. (65)	Director (May 1991)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain

Robert M. Solmson (61)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis

Interested Directors(3):

Charles Carroll (48)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager

Ashish Bhutani (49)	Director (July 2005)	Chief Executive Officer of the Investment Manager

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director for each of the Lazard Funds (comprised of 18 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Act and advised by an affiliate of the Investment Manager. Each Director serves for an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

94 Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years

Officers(3):

Nathan A. Paul (36)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (50)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (47)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Director (since January 2006) and Chief Compliance Officer (since January 2009); and previously Senior Vice President (2002 to 2005) of the Investment Manager

Tamar Goldstein (34)	Assistant Secretary (February 2009)	Vice President (since March 2009) and previously Counsel (October 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (34)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

(3)	In addition to Charles Carroll, President, whose information is included in the Interested Directors section.

Semi-Annual Report 95

The Lazard Funds, Inc. Other Information (unaudited)

Proxy Voting
A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q
The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

96 Semi-Annual Report

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2009 Lazard Asset Management LLC

6/09 LZDPS013

ITEM 2.      CODE OF ETHICS.

Not applicable.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.      INVESTMENTS.

Not applicable.

ITEM 7.      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.      PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.      PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.      EXHIBITS.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)       Not applicable.

(b)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 8, 2009

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 8, 2009